                                                      Registration No. 333-58385


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 2

                                 VEL ACCOUNT III
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)

                            Mary Eldridge, Secretary
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:


                 immediately upon filing pursuant to paragraph (b)
          -----
            X    on May 1, 2000 pursuant to paragraph (b)
          -----
                 60 days after filing pursuant to paragraph (a)(1)
          -----
                 on (date) pursuant to paragraph (a)(1)
          -----
                 this post-effective amendment designates a new effective date
          -----  for a previously filed post-effective amendment.

                          SINGLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1999 was filed on or before March 30, 2000.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2             CAPTION IN PROSPECTUS
1........................Cover Page
2........................Cover Page
3........................Not Applicable
4........................Distribution
5........................Description of the Company, The Variable Account and the Underlying Funds
6........................The Variable Account
7........................Not Applicable
8........................Not Applicable
9........................Legal Proceedings
10.......................Summary;  Description  of the  Company,  Variable  Account and  Underlying  Funds;  The
                         Contract; Contract Termination and Reinstatement; Other Contract Provisions
11.......................Summary;  The Trust;  Fidelity VIP;  Fidelity VIP II; T. Rowe Price;  DGPF;  Investment
                         Objectives and Policies
12                       Summary; The Trust; Fidelity VIP and Fidelity VIP II; T. Rowe Price; DGPF.
13.......................Summary; The Trust;  Fidelity VIP and Fidelity VIP II; T. Rowe Price; DGPF;  Investment
                         Advisory  Service  to the Trust;  Investment  Advisory  Services  to  Fidelity  VIP and
                         Fidelity VIP II;  Investment  Advisory Services to T. Rowe Price;  Investment  Advisory
                         Services to DGPF; Charges and Deductions
14.......................Summary; Application for a Contract
15.......................Summary; Application for a Contract; Premium Payments; Allocation of Net Premiums
16.......................The  Variable  Account;  The Trust;  Fidelity  VIP and  Fidelity VIP II; T. Rowe Price;
                         DGPF; Allocation of Net Premiums
17 ......................Summary; Surrender;  Partial Withdrawal;  Charges and Deductions;  Contract Termination
                         and Reinstatement
18.......................The  Variable  Account;  The Trust;  Fidelity  VIP and  Fidelity VIP II; T. Rowe Price;
                         DGPF; Premium Payments
19.......................Reports; Voting Rights
20.......................Not Applicable
21.......................Summary; Contract Loans; Other Contract Provisions
22.......................Other Contract Provisions
23.......................Not Required
24.......................Other Contract Provisions
25.......................Allmerica Financial
26.......................Not Applicable
27.......................The Company
28.......................Directors and Principal Officers of the Company
29.......................The Company
30.......................Not Applicable
31.......................Not Applicable
32.......................Not Applicable
33.......................Not Applicable
34.......................Not Applicable
35 ......................Distribution
36.......................Not Applicable



37.......................Not Applicable
38.......................Summary; Distribution
39.......................Summary; Distribution
40.......................Not Applicable
41.......................The Company, Distribution
42.......................Not Applicable
43.......................Not Applicable
44.......................Premium Payments; Contract Value and Cash Surrender Value
45.......................Not Applicable
46.......................Contract Value and Cash Surrender Value;  Federal Tax Considerations
47.......................The Company
48.......................Not Applicable
49.......................Not Applicable
50.......................The Variable Account
51.......................Cover Page; Summary;  Charges and Deductions;  The Contract;  Contract  Termination and
                         Reinstatement; Other Contract Provisions
52.......................Addition, Deletion or Substitution of Investments
53 ......................Federal Tax Considerations
54.......................Not Applicable
55.......................Not Applicable
56.......................Not Applicable
57.......................Not Applicable
58.......................Not Applicable
59 ......................Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
            MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                           ALLMERICA ESTATE OPTIMIZER


This Prospectus provides important information about Allmerica Estate Optimizer, a modified single payment variable life insurance contract issued by Allmerica Financial Life Insurance and Annuity Company. The Contract requires the Contract Owner to make an initial payment of at least $25,000. The contracts are funded through VEL Account III, a separate investment account of the Company that is referred to as the Variable Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.



The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group Premium Fund.



   ALLMERICA INVESTMENT TRUST                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   --------------------------                           -----------------------------------------
   Select Aggressive Growth Fund                        Fidelity VIP Overseas Portfolio
   Select Capital Appreciation Fund                     Fidelity VIP Growth Portfolio
   Select Value Opportunity Fund                        Fidelity VIP Equity-Income Portfolio
   Select Emerging Markets Fund                         Fidelity VIP High Income Portfolio
   Select International Equity Fund
   Select Growth Fund                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   Select Strategic Growth Fund                         Fidelity VIP II Asset Manager Portfolio
   Core Equity Fund
   Equity Index Fund                                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
   Select Growth and Income Fund                        T. Rowe International Stock Portfolio
   Select Investment Grade Income Fund
   Select Income Fund*                                  DELAWARE GROUP PREMIUM FUND
   Government Bond Fund                                 DGPF International Equity Series
   Money Market Fund



*The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000.



As of May 1, 2000, Select Income Fund will no longer be offered as an investment option under the Policies. Policy owners who have a dollar-cost averaging, rebalancing, or asset allocation program in effect that includes the Select Income Fund Sub-Account will be able to continue such pre-scheduled transactions until April 30, 2000, but no new allocations may be made to the Select Income Fund Sub-Account on or after May 1, 2000. Policy owners with Account Value allocated to the Select Income Fund Sub-Account as of May 1, 2000 may remain in the Select Income Fund Sub-Account until the date they transfer account value out of the Select Income Fund Sub-Account. On or after the date of the substitution, Select Income Fund will no longer exist.



Each Contract is a modified endowment contract for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax. See FEDERAL TAX CONSIDERATIONS.



THE CONTRACTS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE CONTRACTS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS LIFE CONTRACT IS NOT: A BANK DEPOSIT OR OBLIGATION; FEDERALLY INSURED; ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   CORRESPONDENCE MAY BE MAILED TO:                     DATED MAY 1, 2000
   ALLMERICA LIFE                                       440 LINCOLN STREET
   P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
   BOSTON, MA 02266-8014                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       3
SUMMARY OF FEES AND CHARGES.................................       6
SUMMARY OF CONTRACT FEATURES................................       9
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      15
INVESTMENT OBJECTIVES AND POLICIES..........................      17
SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND............      20
THE CONTRACT................................................      21
    Applying for a Contract.................................      21
    Free Look Period........................................      21
    Conversion Privilege....................................      22
    Payments................................................      22
    Allocation of Payments..................................      22
    Transfer Privilege......................................      23
    Death Benefit (without Guaranteed Death Benefit
     Rider).................................................      24
    Guaranteed Death Benefit Rider..........................      25
    Contract Value..........................................      26
    Payment Options.........................................      27
    Optional Insurance Benefits.............................      27
    Surrender...............................................      27
    Partial Withdrawal......................................      28
CHARGES AND DEDUCTIONS......................................      29
    Monthly Deductions......................................      29
    Surrender Charge........................................      30
    Transfer Charges........................................      32
CONTRACT LOANS..............................................      33
CONTRACT TERMINATION AND REINSTATEMENT......................      34
OTHER CONTRACT PROVISIONS...................................      35
FEDERAL TAX CONSIDERATIONS..................................      36
    The Company and the Variable Account....................      36
    Taxation of the Contracts...............................      36
VOTING RIGHTS...............................................      38
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      39
DISTRIBUTION................................................      40
REPORTS.....................................................      40
LEGAL PROCEEDINGS...........................................      41
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      41
FURTHER INFORMATION.........................................      42
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      42
INDEPENDENT ACCOUNTANTS.....................................      43
FINANCIAL STATEMENTS........................................      43
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- PAYMENT OPTIONS...............................     C-1
APPENDIX D -- ILLUSTRATIONS.................................     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this prospectus.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your payment) or the Guideline Minimum Sum Insured, whichever is greater. After the Final Payment Date, if the Guaranteed Death Benefit Rider is in effect, the Death Benefit will be the greater of the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.


FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no payments may be made and the Net Death Benefit is the Contract Value less any Outstanding Loan. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.


FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The guideline minimum sum insured is the product of

    - The Contract Value TIMES

    - A percentage based on the Insured's age


The percentage factor is a percentage that, when multiplied by the Contract Value, determines the minimum death benefit required under federal tax laws. The percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.


GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

If the Guaranteed Death Benefit Rider is in effect after the Final Payment Date, the Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by an Outstanding Loan through the contract month in which the Insured dies.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") Contract. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.


UNDERLYING FUNDS (FUNDS): the investment Funds of Allmerica Investment Trust ("Trust"), the Portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II

("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Series of Delaware Group Premium Fund ("DGPF") which are available under the Contract.


UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's underwriting class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation dates currently occur on:


    - Each day the New York Stock Exchange is open for trading; and



    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.


VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: VEL Account III, one of the Company's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - a $2.50 Maintenance Fee from Contracts with a Contract Value of less than $100 (See "Maintenance Fee");

    - 0.20% on an annual basis for the administrative expenses (See "Administration Charge");


    - a deduction for the cost of insurance, which varies depending on the type of Contract and Underwriting Class (See "Monthly Insurance Protection Charge");


    - For the first ten Contract years only, 0.90% on an annual basis for distribution expenses (See "Distribution Fee"); and


    - For the first Contract year only, 1.50% on an annual basis for federal, state and local taxes (See "Federal and State Payment Tax Charge").


The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge").

There are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying prospectuses.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal," described below. This charge applies on surrenders or partial withdrawals within ten Contract years from Date of Issue. The surrender charge begins at 10.00% of the amount that exceeds the Free 10% Withdrawal amount and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Transaction Fee -- A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1999.



                                        MANAGEMENT FEE            OTHER EXPENSES          TOTAL FUND EXPENSES
                                          (AFTER ANY                (AFTER ANY            (AFTER ANY WAIVERS/
UNDERLYING FUND                       VOLUNTARY WAIVERS)    APPLICABLE REIMBURSEMENTS)      REIMBURSEMENTS)
---------------                       ------------------    --------------------------      ---------------
Select Aggressive Growth Fund.......         0.81%*                    0.06%                     0.87%(1)(2)*
Select Capital Appreciation Fund....         0.90%*                    0.07%                     0.97%(1)*
Select Value Opportunity Fund.......         0.90%                     0.07%                     0.97%(1)(2)
Select Emerging Markets Fund........         1.35%                     0.57%                     1.92%(1)(2)
Select International Equity Fund....         0.89%                     0.13%                     1.02%(1)(2)
DGPF International Equity Series....         0.83%(4)                  0.12%                     0.95%(4)
Fidelity VIP Overseas Portfolio.....         0.73%                     0.18%                     0.91%(3)
T. Rowe Price International Stock
 Portfolio..........................         1.05%                     0.00%                     1.05%
Select Growth Fund..................         0.78%                     0.05%                     0.83%(1)(2)
Select Strategic Growth Fund........         0.85%                     0.35%                     1.20%(1)(2)
Core Equity Fund....................         0.43%                     0.05%                     0.48%(1)(2)
Fidelity VIP Growth Portfolio.......         0.58%                     0.08%                     0.66%(3)
Equity Index Fund...................         0.28%                     0.07%                     0.35%(1)
Select Growth and Income Fund.......         0.67%                     0.07%                     0.74%(1)(2)
Fidelity VIP Equity-Income
 Portfolio..........................         0.48%                     0.09%                     0.57%(3)
Fidelity VIP II Asset Manager
 Portfolio..........................         0.53%                     0.10%                     0.63%(3)
Fidelity VIP High Income
 Portfolio..........................         0.58%                     0.11%                     0.69%
Select Investment Grade Income
 Fund...............................         0.43%                     0.07%                     0.50%(1)
Select Income Fund..................         0.52%                     0.09%                     0.61%(1)
Government Bond Fund................         0.50%                     0.12%                     0.62%(1)
Money Market Fund...................         0.24%                     0.05%                     0.29%(1)


* Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1999.


(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund and Select Income Fund, and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.


    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 1.01% for Select International Equity Fund, 1.88% for Select Emerging Markets, 0.83% for Select Aggressive Growth Fund, 0.88% for Select Value Opportunity Fund, 0.81% for Select Growth Fund, 1.17% for Select Strategic Growth Fund, 0.45% for Core Equity Fund, and 0.73% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been 0.87% for the Fidelity VIP Overseas Portfolio; 0.56% for the Fidelity VIP Equity-Income Portfolio; 0.62% for the Fidelity VIP II Asset Manager Portfolio and 0.65% for the Fidelity VIP Growth Portfolio.



(4) The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1,
    2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                          SUMMARY OF CONTRACT FEATURES



This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Contract, together with its attached application, constitutes the entire agreement between you and the Company.



There is no guaranteed minimum Contract Value. The value of a Contract will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Contract Value will also be adjusted for other factors, including the amount of charges imposed. The Contract Value may decrease to the point where the Contract will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.


WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax-deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payment, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die Contract, the Net Death Benefit will be paid on the death of the last surviving Insured.

Before the Final Payment Date, the Death Benefit is either the Face Amount (the amount of insurance determined by your payment) or the minimum death benefit provided by the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a Guaranteed Death Benefit will be provided unless the Rider is subsequently terminated. The Guaranteed Death Benefit will be either the Face or the Contract Value as of the date due proof of death is received by the Company, which is greater, reduced by any Outstanding Loan through the Contract month in which the insured dies. For more information, see "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The value of the Units in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?


The Contract permits you to allocate payments to up to twenty Sub-Accounts of the Variable Account. Each Sub-Account invests its assets in a corresponding investment portfolio ("Fund") of Allmerica Investment Trust ("Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund ("DGPF").



In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Contract also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.



If your Contract provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your Contract. After this, we will allocate all amounts as you have chosen. For more information about your investment choices, see WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?, below.


WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Contract's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey also develops asset allocation strategies that broker-dealers may elect to provide to their registered representatives in assisting clients in developing diversified portfolios. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any investment advice provided to the Funds by Allmerica Financial Investment Management
Services, Inc. ("AFIMS") or the investment advisers.

AFIMS, an affiliate of the Company, is the investment manager of the Trust. AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Fidelity Management & Research Company ("FMR") is the investment adviser of Fidelity VIP and Fidelity VIP II. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $42.5 billion (as of December 31, 1999) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as Sub-Adviser of the Select Capital Appreciation Fund of the Trust.


Delaware International Advisers, Ltd. ("Delaware International") is the investment adviser for the International Equity Series.

The following are the Investment Managers and Sub-Advisers of the Funds:


FUND                                         MANAGER
----                                         -------
Select Aggressive Growth Fund                Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund             T. Rowe Price Associates, Inc.
Select Value Opportunity Fund                Cramer Rosenthal McGlynn, LLC
Select Emerging Markets Fund                 Schroder Investment Management North America Inc.
T. Rowe Price International Stock Portfolio  Rowe Price-Fleming International, Inc.
Fidelity VIP Overseas Portfolio              Fidelity Management & Research Company
Select International Equity Fund             Bank of Ireland Asset Management (U.S.) Limited
Delaware International Equity Series         Delaware International Advisers, Ltd.
Fidelity VIP Growth Portfolio                Fidelity Management & Research Company
Select Growth Fund                           Putnam Investment Management, Inc.
Select Strategic Growth Fund                 TCW Investment Management Company
Core Equity Fund                             Miller, Anderson, & Sherrerd
Equity Index Fund                            Allmerica Asset Management, Inc.
Fidelity VIP Equity-Income Portfolio         Fidelity Management & Research Company
Select Growth and Income Fund                J. P. Morgan Investment Management Inc.
Fidelity VIP II Asset Manager Portfolio      Fidelity Management & Research Company
Fidelity VIP High Income Portfolio           Fidelity Management & Research Company
Select Investment Grade Income Fund          Allmerica Asset Management, Inc.
Select Income Fund                           Standish, Ayer & Wood, Inc.
Government Bond Fund                         Allmerica Asset Management, Inc.
Money Market Fund                            Allmerica Asset Management, Inc.


CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?


Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. Under present law, you will incur no current taxes on transfers while your money is in the Contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more Sub-Accounts. See "Transfer Privilege."


The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional payment(s) of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of your Surrender Value. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0%. However, any portion of the Outstanding Loan that is a preferred loan will be credited with not less than 5.50%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.


You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to a partial withdrawal transaction fee and any applicable surrender charges. The Face Amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Contract. See FEDERAL TAX CONSIDERATIONS, "Contract Loans." A surrender on partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS, "Taxation of the Contracts."


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by rider.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?


The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero. There is a 62-day grace period in this situation. If the Insured has not died, you may reinstate your Contract within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See CONTRACT TERMINATION AND REINSTATEMENT. If the Guaranteed Death Benefit Rider is in effect, the Contract will not lapse. However, if the Guaranteed Death Benefit Rider terminates, the Contract may then lapse. See "Guaranteed Death Benefit Rider."


HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, under Section 1035 of the Internal Revenue Code of 1986, as amended ("Code") an exchange of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause this Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.


If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See "Taxation of the Contracts."


                            ------------------------


This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. The Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named beneficiary. The Contract and its attached application or enrollment form are the entire agreement between you and the Company.



THE PURPOSE OF THE CONTRACT IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT.



NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


Allmerica Financial Life Insurance and Annuity Company ("Company" or "Allmerica Financial") is a life insurance company organized under the laws of Delaware in 1974. The Company is an indirect, wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-508-855-1000. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate. As of December 31, 1999, Allmerica Financial had over $17 billion in assets and over $26 billion of life insurance in force.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account with twenty-one (21) Sub-Accounts. You may have allocations in up to twenty (20) Sub-Accounts at one time. Each Sub-Account invests in a Fund of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price or DGPF. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.


THE UNDERLYING FUNDS



Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.



ALLMERICA INVESTMENT TRUST



Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Fourteen different investment portfolios of the Trust are available under the Contracts, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Core Equity Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Select Investment Grade Income Fund, Government Bond Fund, and Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle. The income or losses of one Fund have no effect on the investment performance of another Fund. The Sub- Accounts reinvest dividends and/or capital gains distributions received from a Fund in more shares of that Fund as retained assets.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS



AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the Funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.



The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:



    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act"),



    - Other fees payable to the SEC,



    - Independent public accountant, legal and custodian fees,



    - Association membership dues, taxes, interest, insurance payments and brokerage commissions,



    - Fees and expenses of the Trustees who are not affiliated with AFIMS,



    - Expenses for proxies, prospectuses, reports to shareholders and other expenses.



Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



FIDELITY VIP


Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the
Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.


Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



FIDELITY VIP II



Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity VIP"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: the Fidelity VIP II Asset Manager Portfolio.



T. ROWE PRICE


T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. An affiliate of Price-Fleming, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.


DELAWARE GROUP PREMIUM FUND



Delaware Group Premium Fund ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Contract: the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International").


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. The Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of the Trust seeks long-term growth by investing primarily in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of the Trust seeks long-term growth of capital by investing in the world's emerging markets. The Fund may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of the Trust seeks long-term growth of capital by investing primarily in common stocks of established companies.


CORE EQUITY FUND -- The Core Equity Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Core Equity Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.


EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.


SELECT INVESTMENT GRADE INCOME FUND -- The Select Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.


SELECT INCOME FUND -- The Select Income Fund of the Trust seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND



On January 31, 2000, the Company, First Allmerica (collectively, the 'Companies') and several other applicants filed an application with the Securities and Exchange Commission in part seeking an order approving the substitution of shares of the Select Investment Grade Income Fund of Allmerica Investment Trust for shares of the Select Income Fund. To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution on or about July 1, 2000.



The Select Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. Allmerica Asset Management, Inc. is the Sub-Adviser of the Select Investment Grade Income Fund. For more information about the Select Investment Grade Income Fund, see the prospectus of the Trust.



As of May 1, 2000, Select Income Fund will no longer be offered as an investment option under the Contract. Contract owners who have a dollar-cost averaging, rebalancing, or asset allocation program in effect that includes the Select Income Fund Sub-Account will be able to continue such pre-scheduled transactions until April 30, 2000, but no new allocations may be made to the Select Income Fund Sub-Account on or after May 1, 2000. Policy owners with Account Value allocated to the Sub-Account as of May 1, 2000 may remain in the Select Income Fund Sub-Account until the date they transfer account value out of the Select Income Fund Sub-Account. On or after the date of the substitution, Select Income Fund will no longer exist.



Under the proposed substitution, during the period from February 14, 2000 until the date the Select Income Fund is replaced by the Select Investment Grade Income Fund, a Contract owner with value in the Sub-Account investing in the Select Income Fund may make one transfer of all amounts in that Sub-Account to and among any of the other Sub-Accounts and the Fixed Account. This transfer of all amounts from the Sub-Account investing in the Select Income Fund prior to the substitution date will be free of any transfer charge and will not count as one of the twelve transfers guaranteed to be free of the transfer charge in each Contract year. In addition, on the date the proposed substitution is completed, a Contract Owner that has amounts invested in the Select Investment Grade Income Fund as a result of the substitution will have a period of 60 days to make one transfer of all amounts allocated to the Sub-Account investing in the Select Investment Grade Income Fund to any one or more of the investment options available under the Contract. This transfer will be free of any transfer charge and will not count as one of the twelve transfers guaranteed to be free of the transfer charge in that Contract year. All Contract owners with value in the affected Sub-Account on the date the substitution is made will receive written notice that the substitution has been completed.



The terms and conditions of the proposed substitution are subject to change. In particular, the terms and conditions of any SEC exemption order, if and when granted, may require changes in the proposed substitution.

                                  THE CONTRACT

APPLYING FOR A CONTRACT

Individuals wishing to purchase a Contract must complete an application and submit it to an authorized representative or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the payment made. If the initial payment is not made with the application, on Contract delivery we will require the initial payment to place the insurance in force.

If you made the initial payment before the date of Issuance and Acceptance, we will allocate the payment to our Fixed Account within two business days of receipt of the payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free Look Period," below), we will initially allocate your Sub-Account investments to the Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

If your initial payment is equal to the amount of the Guideline Single Premium, the contract will be issued with the Guaranteed Death Benefit Rider at no additional cost. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated. (See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit Rider," below.)

FREE LOOK PERIOD

The Contract provides for a free look period under the "Right to Cancel" provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment. If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

We may delay a refund of any payment made by check until the check has cleared your bank. Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

The Contracts are designed for a large single payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial payment is $25,000. The initial payment is used to determine the Face Amount. The Face Amount will be determined by treating the payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a higher Face Amount will be issued.

If the Face Amount specified is less than 80% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional payment, after the initial payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional payments. However, no additional payment may be less than $10,000 without our consent. Any additional payment(s) may not cause total payments to exceed the maximum payment on the specifications page of your Contract.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS

In the application for your Contract, you decide the initial allocation of the payment among the Sub-Accounts and the Fixed Account. You may allocate the payment to one or more of the Sub-Accounts and/or the Fixed Account, but may not have Contract Value in more than twenty (20) Sub-Accounts at one time. The minimum amount that you may allocate to a Sub-Account is 1.00% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


You may change the allocation of any future payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. We may require that callers on behalf of a Contract Owner identify themselves by name and identify the Contract Owner by name, date of birth, Social Security number or PIN number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.


The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

At any time prior to the election of a payment option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Payments." Transfers are effected at the value next computed after receipt of the transfer order.


The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.


Transfers to and from the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value under the Contract.


SPECIAL TRANSFER PRIVILEGE UNDER PROPOSED SUBSTITUTION



The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000. Contract Owners who have amounts invested in the Sub-Account investing in the Select Income Fund have certain special transfer rights before and after the proposed substitution is completed. For more information, see SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND.


DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 made on a periodic basis:

    - from the Fixed Account of the Sub-Account which invests in the Money Market Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Contract Value among the Sub-Accounts ("Automatic Account Rebalancing Option").

Automatic transfers may be made every one, three, six or twelve months. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Account Rebalancing Option may not be in effect at the same time. The Fixed Account is not included in Automatic Account Rebalancing.

If the Contract Value in the Sub-Account from which the automatic transfer is to be made is reduced to zero, the automatic transfer option will terminate. The Contract Owner must reapply for any future automatic transfers.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

ASSET ALLOCATION MODEL REALLOCATIONS

If a Contract Owner elects to follow an asset allocation strategy, the Contract Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocations recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Contract Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred;

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    - Minimum period between transfers involving the Fixed Account; and

    - Maximum amounts that may be transferred from the Fixed Account.

These rules are subject to change by the Company.

DEATH BENEFIT (WITHOUT GUARANTEED DEATH BENEFIT RIDER)

If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For Second-to-Die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract Owner. See APPENDIX C -- PAYMENT OPTIONS.

The Death Benefit is the GREATER of the:

    - Face Amount OR

    - Minimum Sum Insured.

Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit Rider will be added to the Contract at no additional charge. The Contract will not lapse while the Guaranteed Death Benefit Rider is in force. The Death Benefit before the Final Payment Date will be the greater of the

    - Face Amount OR

    - Minimum Sum Insured.

If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated, as described below. The guaranteed Net Death Benefit will be:

    - the GREATER of (a) the Face Amount as of the Final Payment Date or
      (b) the Contract Value as of the date due proof of death is received by the Company,

    - REDUCED by the Outstanding Loan, if any, through the contract month in which the Insured dies.

The Guaranteed Death Benefit Rider will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

    - Foreclosure of the Outstanding Loan, if any; OR

    - Any contract change that results in a negative guideline level premium; OR

    - A request for a partial withdrawal or preferred loan after the Final Payment Date; OR

    - Upon your written request.


GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance Contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary. The Guideline Minimum Sum Insured under this Contract meets or exceeds the IRS Guideline Minimum Sum Insured.


ILLUSTRATION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.


A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 265% of Contract Value, if the Contract Value exceeds $37,740 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $37,740 will increase the Death Benefit by $2.65. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $132,500 ($50,000 X 2.65); Contract Value of $60,000 will produce a guideline minimum sum insured of $159,000 ($60,000 X 2.65); and Contract Value of $75,000 will produce a guideline minimum sum insured of $198,750 ($75,000 X 2.65).


Similarly, if Contract Value exceeds $37,740, each dollar taken out of Contract Value will reduce the Death Benefit by $2.65. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $159,000 to $132,500. If, however, the Contract Value multiplied by the applicable percentage from the table in Appendix A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 200%.

The Death Benefit would not exceed the $100,000 Face Amount unless the Contract Value exceeded $50,000 (rather than $37,740), and each dollar then added to or taken from Contract Value would change the Death Benefit by $2.00.

CONTRACT VALUE

The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

    - Your Contract Value is affected by the:

    - Amount of your payment(s);

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE -- We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your payment plus any interest earned during the underwriting period it was allocated to the Fixed Account (see THE CONTRACT -- "Applying for a Contract"); MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

    - The number of Units in each Sub-Account; TIMES

    - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT -- We allocate each payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the payment allocated to the Sub-Account; DIVIDED BY

    - The dollar value of a Unit on the Valuation Date the payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The Net Investment Factor.

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER

You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value; MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges are imposed, and no commissions are paid, where the Insured as of the date of application is within the following class of individuals:

    - All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all Directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses or children of the above persons. However, such Insureds will be subject to the Distribution Expense Charge.

MONTHLY DEDUCTIONS

On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $100 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.20% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for Second-to-Die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all Insured of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

      The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 0.90% of the Contract Value.

    - FEDERAL AND STATE PAYMENT TAX CHARGE: During the first Contract year, we make a monthly deduction to partially compensate the Company for the increase in federal tax liability from the application of Section 848 of the Internal Revenue Code and to offset a portion of the average premium tax the Company is expected to pay to various state and local jurisdictions. This charge is equal to an annual rate of 1.50% of the Contract Value. The Company does not intend to profit from the premium tax portion of this charge. Premium taxes vary from state-to-state, ranging from zero to 5%. The deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction, and is made whether or not any premium tax applies.

    - DAILY DEDUCTIONS: We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts.

      The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - FUND EXPENSES -- The value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A contingent surrender charge is deducted from Contract Value in the case of surrender and/or a partial withdrawal for up to 10 years from Date of Issue of the Contract. The payments you make for the Contract are the maximum amount subject to a surrender charge. Certain withdrawals may be made without surrender charges, but any part of a withdrawal that is assessed a surrender charge reduces the remaining payments that will be subject to a surrender charge in the future.

In any Contract year, you may withdraw, without a surrender charge, up to:

    - 10% of the Contract Value at the time of the withdrawal, MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The 10% Free Withdrawal amount applies to both partial withdrawals and a full surrender of the Contract.

We will apply a surrender charge only to the amount by which your requested withdrawal exceeds the remaining 10% Free Withdrawal amount for that Contract year. This excess withdrawal amount, which is subject to a surrender charge based on the table below, reduces the remaining amount of your payments that will be subject to a surrender charge in the future. If the amount of the remaining payments that are subject to a surrender charge is reduced to zero, we will no longer assess a surrender charge, even if the surrender or partial withdrawal is within 10 years of the Contract's Date of Issue. During the first Contract year, the surrender charge could be as much as 10% of your purchase payments. See the EXAMPLES, below.

The surrender charge applicable to the excess withdrawal amount will depend upon the number of years that the Contract has been in force, based on the following schedule:

   Contract Year*        1       2      3      4      5      6      7      8      9        10+
Surrender Charge       10.00%  9.25%  8.50%  7.75%  7.00%  6.25%  4.75%  3.25%  1.50%      0%

* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.

The amount withdrawn from Contract Value equals the amount you request plus the contingent surrender charge and the partial withdrawal transaction fee (described below).

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if you withdraw only 8% of Contract Value in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

PARTIAL WITHDRAWAL TRANSACTION FEE

For each partial withdrawal (including a Free 10% Withdrawal), we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

EXAMPLES

In each example below, it is assumed that you have not taken any loans from the Contract.

EXAMPLE 1. Assume that you made an initial payment of $100,000 to the Contract, and that the Contract Value is $120,000 when you request a full surrender of the Contract eight months later. The amount of the Free 10% Withdrawal is $12,000 (10% of Contract Value). The amount of the Contract Value that is subject to a surrender charge is $108,000 (the $120,000 Contract Value minus the Free 10% Withdrawal of $12,000). However, the amount of the surrender charge is capped at $10,000 (the first year surrender charge of 10% times your $100,000 payment to the Contract). The Surrender Value is $110,000 (the Contract Value of $120,000 minus the surrender charge of $10,000).

EXAMPLE 2. Assume that you made an initial payment of $100,000 for the Contract, and that you request a partial withdrawal of $15,000 at the beginning of the fifth Contract year when the Contract Value is $130,000. The amount of the Free 10% Withdrawal is $13,000 (10% of the Contract Value). The amount of the partial withdrawal that is subject to a surrender charge is $2,000 (the $15,000 you requested minus the Free 10% Withdrawal of $13,000). The amount of the surrender charge is $140 ($2,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $114,835 (the $130,000 Contract Value at the time of the withdrawal minus the $15,000 you requested, the $140 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is $98,000 (your $100,000 initial payment minus the $2,000 that was subject to the surrender charge).

Assume that, later in the same year, your Contract Value has grown to $150,000 and you make a request for a partial withdrawal of $10,000. The amount of the Free 10% Withdrawal is $2,000 (the $15,000 that is 10% of

Contract Value at the time of withdrawal minus the prior Free 10% Withdrawal in that year of $13,000). The amount of the withdrawal that is subject to a surrender charge is $8,000 (the $10,000 you requested minus the current Free 10% Withdrawal of $2,000). The amount of the surrender charge is $560 ($8,000 times the 7.00% surrender charge applicable in the fifth contract year). The remaining Contract Value is $139,415 (the $150,000 Contract Value at the time of the withdrawal minus the $10,000 you requested, the $560 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is now $90,000 (the $98,000 of the initial payment that was still subject to a surrender charge after the first withdrawal minus the $8,000 that is subject to the surrender charge at the second withdrawal).

TRANSFER CHARGES

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge in that Contract year or in later Contract years. However, if you change your instructions for automatic transfers, the first automatic transfer thereafter will count as one transfer.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a results of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Contract Value minus any surrender charges. Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.

The minimum loan amount is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

PREFERRED LOAN OPTION


Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. You may change a preferred loan to a non-preferred loan at any time upon written request. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:


Beginning of                    1    2    3    4    5    6    7    8    9   10    11
Contract Year                  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ----
Unloaned Gain                  0%   10%  20%  30%  40%  50%  60%  70%  80%  90%  100%
Available

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.


There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).


LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

EFFECT OF CONTRACT LOANS

Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan. We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Contract will terminate if on a Monthly Processing Date the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the payment due and the date by which it must be paid. Failure to make a sufficient payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A payment that is large enough to keep the Contract in force for three months; and

    - A payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

    - Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

SURRENDER CHARGE -- For the purpose of measuring the surrender charge period, the Contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The payment made to reinstate the Contract and interest earned from the date the payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default; MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER

The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless the Contract Owner has requested otherwise.

ASSIGNMENT

You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING CONTRACT PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE THE CONTRACT

We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, we will pay the Beneficiary all payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust the Death Benefit and Face Amount under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the maximum payment for the Contract to the maximum payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; OR

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes with respect to the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS


We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the total amount of premiums and on the relationship of the Contract Value to the Death Benefit. So long as the Contracts are life insurance contracts, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor.

If a Contract were determined not to be a life insurance contract under
Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.


MODIFIED ENDOWMENT CONTRACTS


A life insurance Contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay test" of Section 7702A. The seven-pay test provides that payments can not be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in Section 7702A. In addition, if benefits are reduced at anytime during the life of the Contract, there may be adverse tax consequences. Please consult your tax adviser.



If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:


    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; OR

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment Contract, will not cause the new Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.


All modified endowment contracts issued by the same insurance company to the same Contract Owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.


CONTRACT LOANS

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up to $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.


Federal tax law requires that the investment of each Sub-Account funding the Contracts be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.


The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------               ----------------------------------------------
Bruce C. Anderson                            Director (since 1996), Vice President (since
  Director                                   1984) and Assistant Secretary (since 1992) of
                                             First Allmerica

Warren E. Barnes                             Vice President (since 1996) and Corporate
  Vice President and Corporate Controller    Controller (since 1998) of First Allmerica

Mark R. Colborn                              Director (since 2000) and Vice President
  Director and Vice President                (since 1992) of First Allmerica.

Mary Eldridge                                Secretary (since 1999) of First Allmerica;
  Secretary                                  Secretary (since 1999) of Allmerica
                                             Investments, Inc.; and Secretary (since 1999)
                                             of Allmerica Financial Investment Management
                                             Services, Inc.

J. Kendall Huber                             Director, Vice President and General Counsel
  Director, Vice President and General       of First Allmerica (since 2000); Vice
  Counsel                                    President (1999) of Promos Hotel Corporation;
                                             Vice President & Deputy General Counsel
                                             (1998-1999) of Legg Mason, Inc.; Vice
                                             President and Deputy General Counsel
                                             (1995-1998) of USF&G Corporation.

John P. Kavanaugh                            Director and Chief Investment Officer (since
  Director, Vice President and               1996) and Vice President (since 1991) of First
  Chief Investment Officer                   Allmerica; Vice President (since 1998) of
                                             Allmerica Financial Investment Management
                                             Services, Inc.; and President (since 1995) and
                                             Director (since 1996) of Allmerica Asset
                                             Management, Inc.

J. Barry May                                 Director (since 1996) of First Allmerica;
  Director                                   Director and President (since 1996) of The
                                             Hanover Insurance Company; and Vice President
                                             (1993 to 1996) of The Hanover Insurance
                                             Company

James R. McAuliffe                           Director (since 1996) of First Allmerica;
  Director                                   Director (since 1992), President (since 1994)
                                             and Chief Executive Officer (since 1996) of
                                             Citizens Insurance Company of America

Mark C. McGivney                             Vice President (since 1997) and Treasurer
  Vice President and Treasurer               (since 2000) of First Allmerica; Associate,
                                             Investment Banking (1996-1997) of Merrill
                                             Lynch & Co.; Associate, Investment Banking
                                             (1995) of Salomon Brothers, Inc.; Treasurer
                                             (since 2000) of Allmerica Investments, Inc.,
                                             Allmerica Asset Management, Inc. and Allmerica
                                             Financial Investment Management Services, Inc.

John F. O'Brien                              Director, President and Chief Executive
  Director and Chairman of the Board         Officer (since 1989) of First Allmerica

NAME AND POSITION WITH COMPANY               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------               ----------------------------------------------
Edward J. Parry, III                         Director and Chief Financial Officer (since
  Director, Vice President                   1996), Vice President (since 1993), and
  Chief Financial Officer                    Treasurer (1993 - 2000) of First Allmerica

Richard M. Reilly                            Director (since 1996) and Vice President
  Director, President and Chief Executive    (since 1990) of First Allmerica; President
  Officer                                    (since 1995) of Allmerica Financial Life
                                             Insurance and Annuity Company; Director (since
                                             1990) of Allmerica Investments, Inc.; and
                                             Director and President (since 1998) of
                                             Allmerica Financial Investment Management
                                             Services, Inc.

Robert P. Restrepo, Jr.                      Director and Vice President (since 1998) of
  Director                                   First Allmerica; Director (since 1998) of The
                                             Hanover Insurance Company; Chief Executive
                                             Officer (1996 to 1998) of Travelers Property &
                                             Casualty; Senior Vice President (1993 to 1996)
                                             of Aetna Life & Casualty Company

Eric A. Simonsen                             Director (since 1996) and Vice President
  Director and Vice President                (since 1990) of First Allmerica; Director
                                             (since 1991) of Allmerica Investments, Inc.;
                                             and Director (since 1991) of Allmerica
                                             Financial Investment Management Services, Inc.


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly-owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

The Company pays commissions not to exceed 5.5% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation of up to 1.00% of Contract Value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge, the distribution expense charge, and investment earnings on amounts allocated under the Contracts to the Fixed Account in excess of the interest credited on amounts in the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.


We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. The Owner should review the information in all statements carefully. All errors or corrections must reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. We will send you reports containing financial statements and other information for the Variable Account and the Funds as the 1940 Act requires.


                               LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment; OR

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity Contracts ("mixed funding"). Shares of the Funds may also be issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company and the Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among contract owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; OR

    - Combined with other sub-accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933 ("1933 Act") for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the Fixed Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.


FIXED ACCOUNT INTEREST AND CONTRACT LOANS


We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a payment or a transfer, to the next Contract anniversary.


Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).



We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.



TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS



If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of VEL Account III of the Company as of December 31, 1999 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this Prospectus, starting immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

               APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE



The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth below. The Guideline Minimum Sum Insured meets or exceeds the Guideline Minimum Sum Insured according to federal tax regulations:



                         GUIDELINE MINIMUM SUM INSURED


                     Age of Insured                        Percentage of
                    on Date of Death                       Contract Value
---------------------------------------------------------  --------------
    0-40.................................................       265%
    45...................................................       230%
    50...................................................       200%
    55...................................................       165%
    60...................................................       145%
    65...................................................       135%
    70...................................................       130%
    71...................................................       128%
    72...................................................       127%
    75...................................................       127%
    80...................................................       127%
    85...................................................       127%
    90...................................................       127%
    91...................................................       127%
    92...................................................       127%
    93...................................................       127%
    94...................................................       127%
    95...................................................       127%
    96...................................................       120%
    97...................................................       113%
    98...................................................       106%
    99...................................................       100%

For the ages not listed, the progression between the listed ages is linear.

                   APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states.

OPTION TO ACCELERATE BENEFITS (LIVING BENEFITS) RIDER

    This rider allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

LIFE INSURANCE 1035 EXCHANGE RIDER

    This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged policy, the proceeds of which are applied to purchase the Contract; and (b) a percentage of the gain under the exchanged policy, less the outstanding policy loans carried over to the Contract, as of the date of exchange.

GUARANTEED DEATH BENEFIT RIDER

    This rider provides a guaranteed Net Death Benefit which is the GREATER of
    (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company, REDUCED by the Outstanding Loan, if any, through the Contract month in which the Insured dies. If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional charge. The rider may terminate under certain circumstances.

                         APPENDIX C -- PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

(a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

(b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the Beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

- OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

- OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

    - when the payee dies with no further benefits due (Life Annuity);

    - when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

    - when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with Payments Guaranteed for 10 years).

- OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

- OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

- OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

    - the same as the original amount, or

    - in an amount equal to 2/3 of the original amount.

    Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

         APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount and a female, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds both age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred). The tables also assume that the Guaranteed Death Benefit Rider is in effect. (The Contract will lapse when the Surrender Value or Contract Value is zero, unless the Guaranteed Death Benefit Rider is in effect.)

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the initial payment was invested to earn interest (after taxes) at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Contract Values take into account the deduction from payments for the tax expense charge, the Monthly Deductions from Contract Value (including the administrative charge (equivalent to 0.20% on an annual basis), and the distribution charge (equivalent to 0.90% on an annual basis, for the first ten Contract years only). and the daily charge against the Variable Account for mortality and expense risks (0.90% on an annual basis). In both the Current Cost of Insurance Charges illustrations and Guaranteed Cost of Insurance Charges illustrations, the Variable Account charges currently are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Variable Account.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. These are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds, which is the approximate average of the expenses of the Underlying Funds in 1999. The actual fees and expenses of each Underlying Fund vary, and, in 1999, ranged from an annual rate of 0.29% to an annual rate of 1.92% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Contract Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund and Core Equity Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Investment Grade Income Fund and Select Income Fund, and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, Delaware International has agreed voluntarily to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 2000. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitation which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind Delaware International to declare future expense limitations with respect to this Series. For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by Delaware International, total fund expenses as a percentage of average daily net assets were 0.97%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Contract Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $74,596

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,288    23,788   74,596     22,741    25,241   74,596     24,194    26,694   74,596
   2         27,563     20,665    22,978   74,596     23,557    25,870   74,596     26,621    28,934   74,596
   3         28,941     20,070    22,195   74,596     24,390    26,515   74,596     29,236    31,361   74,596
   4         30,388     19,501    21,439   74,596     25,238    27,175   74,596     32,055    33,993   74,596
   5         31,907     18,959    20,709   74,596     26,103    27,853   74,596     35,095    36,845   74,596
   6         33,502     18,441    20,003   74,596     26,984    28,547   74,596     38,374    39,937   74,596
   7         35,178     18,134    19,322   74,596     28,071    29,258   74,596     42,100    43,288   74,596
   8         36,936     17,851    18,663   74,596     29,175    29,987   74,596     46,107    46,920   74,596
   9         38,783     17,653    18,028   74,596     30,360    30,735   74,596     50,482    50,857   74,596
   10        40,722     17,413    17,413   74,596     31,501    31,501   74,596     55,124    55,124   75,520
   11        42,758     17,006    17,006   74,596     32,643    32,643   74,596     60,411    60,411   81,555
   12        44,896     16,609    16,609   74,596     33,827    33,827   74,596     66,205    66,205   88,714
   13        47,141     16,220    16,220   74,596     35,053    35,053   74,596     72,554    72,554   96,497
   14        49,498     15,841    15,841   74,596     36,324    36,324   74,596     79,512    79,512  104,956
   15        51,973     15,471    15,471   74,596     37,642    37,642   74,596     87,138    87,138  114,150
   16        54,572     15,109    15,109   74,596     39,007    39,007   74,596     95,494    95,494  124,143
   17        57,300     14,756    14,756   74,596     40,421    40,421   74,596    104,653   104,653  133,955
   18        60,165     14,411    14,411   74,596     41,887    41,887   74,596    114,689   114,689  145,655
   19        63,174     14,074    14,074   74,596     43,406    43,406   74,596    125,688   125,688  159,624
   20        66,332     13,745    13,745   74,596     44,980    44,980   74,596    137,742   137,742  174,933

 Age 60      31,907     18,959    20,709   74,596     26,103    27,853   74,596     35,095    36,845   74,596
 Age 65      40,722     17,413    17,413   74,596     31,501    31,501   74,596     55,124    55,124   75,520
 Age 70      51,973     15,471    15,471   74,596     37,642    37,642   74,596     87,138    87,138  114,150
 Age 75      66,332     13,745    13,745   74,596     44,980    44,980   74,596    137,742   137,742  174,933

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $74,596

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,029    23,529   74,596     22,483    24,983   74,596     23,938    26,438   74,596
   2         27,563     20,094    22,407   74,596     22,994    25,307   74,596     26,069    28,382   74,596
   3         28,941     19,131    21,256   74,596     23,470    25,595   74,596     28,350    30,475   74,596
   4         30,388     18,138    20,075   74,596     23,910    25,847   74,596     30,799    32,736   74,596
   5         31,907     17,100    18,850   74,596     24,300    26,050   74,596     33,428    35,178   74,596
   6         33,502     16,015    17,578   74,596     24,640    26,203   74,596     36,261    37,824   74,596
   7         35,178     15,055    16,242   74,596     25,103    26,291   74,596     39,507    40,694   74,596
   8         36,936     14,022    14,834   74,596     25,493    26,306   74,596     43,004    43,817   74,596
   9         38,783     12,960    13,335   74,596     25,857    26,232   74,596     46,847    47,222   74,596
   10        40,722     11,719    11,719   74,596     26,047    26,047   74,596     50,944    50,944   74,596
   11        42,758     10,078    10,078   74,596     25,986    25,986   74,596     55,542    55,542   74,981
   12        44,896      8,275     8,275   74,596     25,800    25,800   74,596     60,598    60,598   81,201
   13        47,141      6,286     6,286   74,596     25,468    25,468   74,596     66,073    66,073   87,878
   14        49,498      4,081     4,081   74,596     24,966    24,966   74,596     71,997    71,997   95,036
   15        51,973      1,628     1,628   74,596     24,266    24,266   74,596     78,400    78,400  102,704
   16        54,572          0         0   74,596     23,324    23,324   74,596     85,309    85,309  110,901
   17        57,300          0         0   74,596     22,080    22,080   74,596     92,786    92,786  118,766
   18        60,165          0         0   74,596     20,471    20,471   74,596    100,832   100,832  128,057
   19        63,174          0         0   74,596     18,402    18,402   74,596    109,413   109,413  138,954
   20        66,332          0         0   74,596     15,776    15,776   74,596    118,532   118,532  150,535

 Age 60      31,907     17,100    18,850   74,596     24,300    26,050   74,596     33,428    35,178   74,596
 Age 65      40,722     11,719    11,719   74,596     26,047    26,047   74,596     50,944    50,944   74,596
 Age 70      51,973      1,628     1,628   74,596     24,266    24,266   74,596     78,400    78,400  102,704
 Age 75      66,332          0         0   74,596     15,776    15,776   74,596    118,532   118,532  150,535

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $76,948

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,288    23,788   76,948     22,741    25,241   76,948     24,194    26,694   76,948
   2         27,563     20,665    22,978   76,948     23,557    25,870   76,948     26,621    28,934   76,948
   3         28,941     20,070    22,195   76,948     24,390    26,515   76,948     29,236    31,361   76,948
   4         30,388     19,501    21,439   76,948     25,238    27,175   76,948     32,055    33,993   76,948
   5         31,907     18,959    20,709   76,948     26,103    27,853   76,948     35,095    36,845   76,948
   6         33,502     18,441    20,003   76,948     26,984    28,547   76,948     38,374    39,937   76,948
   7         35,178     18,134    19,322   76,948     28,071    29,258   76,948     42,100    43,288   76,948
   8         36,936     17,851    18,663   76,948     29,175    29,987   76,948     46,107    46,920   76,948
   9         38,783     17,653    18,028   76,948     30,360    30,735   76,948     50,482    50,857   76,948
   10        40,722     17,413    17,413   76,948     31,501    31,501   76,948     55,124    55,124   76,948
   11        42,758     17,006    17,006   76,948     32,643    32,643   76,948     60,411    60,411   81,555
   12        44,896     16,609    16,609   76,948     33,827    33,827   76,948     66,205    66,205   88,714
   13        47,141     16,220    16,220   76,948     35,053    35,053   76,948     72,554    72,554   96,497
   14        49,498     15,841    15,841   76,948     36,324    36,324   76,948     79,512    79,512  104,956
   15        51,973     15,471    15,471   76,948     37,642    37,642   76,948     87,138    87,138  114,150
   16        54,572     15,109    15,109   76,948     39,007    39,007   76,948     95,494    95,494  124,143
   17        57,300     14,756    14,756   76,948     40,421    40,421   76,948    104,653   104,653  133,955
   18        60,165     14,411    14,411   76,948     41,887    41,887   76,948    114,689   114,689  145,655
   19        63,174     14,074    14,074   76,948     43,406    43,406   76,948    125,688   125,688  159,624
   20        66,332     13,745    13,745   76,948     44,980    44,980   76,948    137,742   137,742  174,933

 Age 60      31,907     18,959    20,709   76,948     26,103    27,853   76,948     35,095    36,845   76,948
 Age 65      40,722     17,413    17,413   76,948     31,501    31,501   76,948     55,124    55,124   76,948
 Age 70      51,973     15,471    15,471   76,948     37,642    37,642   76,948     87,138    87,138  114,150
 Age 75      66,332     13,745    13,745   76,948     44,980    44,980   76,948    137,742   137,742  174,933

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $76,948

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,029    23,529   76,948     22,483    24,983   76,948     23,937    26,437   76,948
   2         27,563     20,092    22,405   76,948     22,991    25,304   76,948     26,065    28,377   76,948
   3         28,941     19,139    21,264   76,948     23,475    25,600   76,948     28,350    30,475   76,948
   4         30,388     18,153    20,091   76,948     23,920    25,857   76,948     30,801    32,739   76,948
   5         31,907     17,135    18,885   76,948     24,325    26,075   76,948     33,439    35,189   76,948
   6         33,502     16,074    17,637   76,948     24,684    26,247   76,948     36,282    37,844   76,948
   7         35,178     15,143    16,331   76,948     25,170    26,357   76,948     39,535    40,723   76,948
   8         36,936     14,144    14,956   76,948     25,586    26,398   76,948     43,040    43,852   76,948
   9         38,783     13,121    13,496   76,948     25,979    26,354   76,948     46,885    47,260   76,948
   10        40,722     11,930    11,930   76,948     26,208    26,208   76,948     50,983    50,983   76,948
   11        42,758     10,347    10,347   76,948     26,190    26,190   76,948     55,572    55,572   76,948
   12        44,896      8,617     8,617   76,948     26,058    26,058   76,948     60,657    60,657   81,280
   13        47,141      6,716     6,716   76,948     25,792    25,792   76,948     66,185    66,185   88,026
   14        49,498      4,624     4,624   76,948     25,373    25,373   76,948     72,177    72,177   95,273
   15        51,973      2,302     2,302   76,948     24,771    24,771   76,948     78,663    78,663  103,048
   16        54,572          0         0   76,948     23,935    23,935   76,948     85,669    85,669  111,369
   17        57,300          0         0   76,948     22,829    22,829   76,948     93,265    93,265  119,379
   18        60,165          0         0   76,948     21,401    21,401   76,948    101,461   101,461  128,856
   19        63,174          0         0   76,948     19,563    19,563   76,948    110,232   110,232  139,994
   20        66,332          0         0   76,948     17,222    17,222   76,948    119,581   119,581  151,868

 Age 60      31,907     17,135    18,885   76,948     24,325    26,075   76,948     33,439    35,189   76,948
 Age 65      40,722     11,930    11,930   76,948     26,208    26,208   76,948     50,983    50,983   76,948
 Age 70      51,973      2,302     2,302   76,948     24,771    24,771   76,948     78,663    78,663  103,048
 Age 75      66,332          0         0   76,948     17,222    17,222   76,948    119,581   119,581  151,868

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 65

                                                     FEMALE NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $73,207

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,416    23,916   73,207     22,877    25,377   73,207     24,339    26,839   73,207
   2         27,563     20,876    23,189   73,207     23,803    26,115   73,207     26,903    29,215   73,207
   3         28,941     20,341    22,466   73,207     24,721    26,846   73,207     29,644    31,769   73,207
   4         30,388     19,828    21,766   73,207     25,661    27,598   73,207     32,600    34,538   73,207
   5         31,907     19,338    21,088   73,207     26,621    28,371   73,207     35,798    37,548   73,207
   6         33,502     18,868    20,430   73,207     27,603    29,165   73,207     39,259    40,821   73,207
   7         35,178     18,606    19,794   73,207     28,795    29,982   73,207     43,192    44,379   73,207
   8         36,936     18,364    19,177   73,207     30,009    30,822   73,207     47,435    48,248   73,207
   9         38,783     18,204    18,579   73,207     31,310    31,685   73,207     52,078    52,453   73,207
   10        40,722     18,000    18,000   73,207     32,572    32,572   73,207     57,026    57,026   73,207
   11        42,758     17,615    17,615   73,207     33,821    33,821   73,207     62,620    62,620   79,527
   12        44,896     17,237    17,237   73,207     35,117    35,117   73,207     68,763    68,763   87,329
   13        47,141     16,868    16,868   73,207     36,463    36,463   73,207     75,508    75,508   95,895
   14        49,498     16,507    16,507   73,207     37,861    37,861   73,207     82,915    82,915  105,302
   15        51,973     16,153    16,153   73,207     39,313    39,313   73,207     91,049    91,049  115,632
   16        54,572     15,807    15,807   73,207     40,820    40,820   73,207     99,981    99,981  126,976
   17        57,300     15,468    15,468   73,207     42,385    42,385   73,207    109,789   109,789  139,432
   18        60,165     15,137    15,137   73,207     44,010    44,010   73,207    120,559   120,559  153,110
   19        63,174     14,813    14,813   73,207     45,697    45,697   73,207    132,386   132,386  168,130
   20        66,332     14,495    14,495   73,207     47,449    47,449   73,207    145,373   145,373  184,623

 Age 70      31,907     19,338    21,088   73,207     26,621    28,371   73,207     35,798    37,548   73,207
 Age 75      40,722     18,000    18,000   73,207     32,572    32,572   73,207     57,026    57,026   73,207

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 65

                                                     FEMALE NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $73,207

                      GUARANTEED COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,416    23,916   73,207     22,877    25,377   73,207     24,339    26,839   73,207
   2         27,563     20,876    23,189   73,207     23,803    26,115   73,207     26,903    29,215   73,207
   3         28,941     20,310    22,435   73,207     24,708    26,833   73,207     29,644    31,769   73,207
   4         30,388     19,709    21,646   73,207     25,585    27,523   73,207     32,574    34,511   73,207
   5         31,907     19,059    20,809   73,207     26,425    28,175   73,207     35,709    37,459   73,207
   6         33,502     18,346    19,908   73,207     27,214    28,777   73,207     39,068    40,630   73,207
   7         35,178     17,735    18,922   73,207     28,125    29,312   73,207     42,856    44,044   73,207
   8         36,936     17,011    17,824   73,207     28,947    29,759   73,207     46,912    47,725   73,207
   9         38,783     16,203    16,578   73,207     29,716    30,091   73,207     51,330    51,705   73,207
   10        40,722     15,142    15,142   73,207     30,275    30,275   73,207     56,028    56,028   73,207
   11        42,758     13,598    13,598   73,207     30,560    30,560   73,207     61,281    61,281   77,827
   12        44,896     11,747    11,747   73,207     30,640    30,640   73,207     66,946    66,946   85,022
   13        47,141      9,525     9,525   73,207     30,473    30,473   73,207     73,022    73,022   92,738
   14        49,498      6,853     6,853   73,207     30,006    30,006   73,207     79,510    79,510  100,978
   15        51,973      3,625     3,625   73,207     29,165    29,165   73,207     86,402    86,402  109,730
   16        54,572          0         0   73,207     27,854    27,854   73,207     93,676    93,676  118,968
   17        57,300          0         0   73,207     25,936    25,936   73,207    101,292   101,292  128,641
   18        60,165          0         0   73,207     23,221    23,221   73,207    109,187   109,187  138,668
   19        63,174          0         0   73,207     19,454    19,454   73,207    117,279   117,279  148,945
   20        66,332          0         0   73,207     14,286    14,286   73,207    125,466   125,466  159,342

 Age 70      31,907     19,059    20,809   73,207     26,425    28,175   73,207     35,709    37,459   73,207
 Age 75      40,722     15,142    15,142   73,207     30,275    30,275   73,207     56,028    56,028   73,207

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 65

                                                     UNISEX NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $72,969

                       CURRENT COST OF INSURANCE CHARGES

          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,416    23,916   72,969     22,877    25,377   72,969     24,338    26,838   72,969
   2         27,563     20,874    23,186   72,969     23,800    26,113   72,969     26,901    29,213   72,969
   3         28,941     20,339    22,464   72,969     24,719    26,844   72,969     29,639    31,764   72,969
   4         30,388     19,826    21,764   72,969     25,658    27,596   72,969     32,595    34,532   72,969
   5         31,907     19,336    21,086   72,969     26,619    28,369   72,969     35,792    37,542   72,969
   6         33,502     18,866    20,428   72,969     27,600    29,163   72,969     39,252    40,815   72,969
   7         35,178     18,604    19,792   72,969     28,792    29,979   72,969     43,185    44,372   72,969
   8         36,936     18,362    19,175   72,969     30,006    30,819   72,969     47,428    48,240   72,969
   9         38,783     18,202    18,577   72,969     31,307    31,682   72,969     52,070    52,445   72,969
   10        40,722     17,998    17,998   72,969     32,569    32,569   72,969     57,017    57,017   72,969
   11        42,758     17,613    17,613   72,969     33,818    33,818   72,969     62,610    62,610   79,515
   12        44,896     17,236    17,236   72,969     35,114    35,114   72,969     68,752    68,752   87,315
   13        47,141     16,866    16,866   72,969     36,460    36,460   72,969     75,496    75,496   95,880
   14        49,498     16,505    16,505   72,969     37,858    37,858   72,969     82,902    82,902  105,286
   15        51,973     16,151    16,151   72,969     39,310    39,310   72,969     91,035    91,035  115,614
   16        54,572     15,805    15,805   72,969     40,817    40,817   72,969     99,965    99,965  126,956
   17        57,300     15,467    15,467   72,969     42,381    42,381   72,969    109,772   109,772  139,410
   18        60,165     15,136    15,136   72,969     44,006    44,006   72,969    120,540   120,540  153,086
   19        63,174     14,811    14,811   72,969     45,693    45,693   72,969    132,365   132,365  168,103
   20        66,332     14,494    14,494   72,969     47,445    47,445   72,969    145,350   145,350  184,594

 Age 70      31,907     19,336    21,086   72,969     26,619    28,369   72,969     35,792    37,542   72,969
 Age 75      40,722     17,998    17,998   72,969     32,569    32,569   72,969     57,017    57,017   72,969

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 65

                                                     UNISEX NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $72,969


                      GUARANTEED COST OF INSURANCE CHARGES


          Premiums         Hypothetical 0%               Hypothetical 6%               Hypothetical 12%
          Paid Plus    Gross Investment Return       Gross Investment Return       Gross Investment Return
          Interest   ----------------------------  ----------------------------  ----------------------------
Contract    At 5%    Surrender  Contract   Death   Surrender  Contract   Death   Surrender  Contract   Death
  Year    Per Year     Value     Value    Benefit    Value     Value    Benefit    Value     Value    Benefit
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  -------
   1         26,250     21,416    23,916   72,969     22,877    25,377   72,969     24,338    26,838   72,969
   2         27,563     20,874    23,186   72,969     23,800    26,113   72,969     26,901    29,213   72,969
   3         28,941     20,305    22,430   72,969     24,703    26,828   72,969     29,638    31,763   72,969
   4         30,388     19,698    21,636   72,969     25,575    27,512   72,969     32,564    34,501   72,969
   5         31,907     19,041    20,791   72,969     26,407    28,157   72,969     35,693    37,443   72,969
   6         33,502     18,316    19,878   72,969     27,185    28,748   72,969     39,041    40,604   72,969
   7         35,178     17,689    18,876   72,969     28,081    29,268   72,969     42,818    44,005   72,969
   8         36,936     16,948    17,761   72,969     28,887    29,699   72,969     46,862    47,674   72,969
   9         38,783     16,119    16,494   72,969     29,637    30,012   72,969     51,267    51,642   72,969
   10        40,722     15,035    15,035   72,969     30,175    30,175   72,969     55,952    55,952   72,969
   11        42,758     13,465    13,465   72,969     30,435    30,435   72,969     61,190    61,190   77,711
   12        44,896     11,586    11,586   72,969     30,489    30,489   72,969     66,836    66,836   84,882
   13        47,141      9,336     9,336   72,969     30,295    30,295   72,969     72,892    72,892   92,572
   14        49,498      6,636     6,636   72,969     29,800    29,800   72,969     79,357    79,357  100,784
   15        51,973      3,384     3,384   72,969     28,933    28,933   72,969     86,226    86,226  109,507
   16        54,572          0         0   72,969     27,597    27,597   72,969     93,477    93,477  118,715
   17        57,300          0         0   72,969     25,657    25,657   72,969    101,071   101,071  128,360
   18        60,165          0         0   72,969     22,927    22,927   72,969    108,949   108,949  138,365
   19        63,174          0         0   72,969     19,152    19,152   72,969    117,029   117,029  148,626
   20        66,332          0         0   72,969     13,989    13,989   72,969    125,212   125,212  159,019

 Age 70      31,907     19,041    20,791   72,969     26,407    28,157   72,969     35,693    37,443   72,969
 Age 75      40,722     15,035    15,035   72,969     30,175    30,175   72,969     55,952    55,952   72,969

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                     APPENDIX E -- PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1998. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

In Tables IA and IIA, performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 36, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a Fund's success in meeting its investment objectives.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and Fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                   TABLE I(A)
AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING DECEMBER 31, 1999
                         SINCE INCEPTION OF SUB-ACCOUNT
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) Underwriting Class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                           10 Years
                                                   One-Year               or Life of
                                                    Total          5     Sub-Account
 Underlying Fund                                    Return       Years    (if less)
 Select Aggressive Growth Fund                           23.21%   N/A            35.20%
 Select Capital Appreciation Fund                        10.44%   N/A            23.79%
 Select Value Opportunity Fund                          -18.45%   N/A           -12.21%
 Select Emerging Markets Fund                              N/A    N/A            43.21%
 T. Rowe Price International Stock Portfolio             18.08%   N/A            23.45%
 Fidelity VIP Overseas Portfolio                         27.02%   N/A            31.34%
 Select International Equity Fund                        16.54%   N/A            21.83%
 DGPF International Equity Series                         1.21%   N/A             5.73%
 Fidelity VIP Growth Portfolio                           22.04%   N/A            29.56%
 Select Growth Fund                                      14.71%   N/A            24.33%
 Select Strategic Growth Fund                             1.51%   N/A             5.68%
 Core Equity Fund                                        14.25%   N/A            21.74%
 Equity Index Fund                                        5.68%   N/A            11.53%
 Fidelity VIP Equity-Income Portfolio                    -7.85%   N/A            -2.31%
 Select Growth and Income Fund                            3.77%   N/A            10.88%
 Fidelity VIP II Asset Manager Portfolio                 -3.27%   N/A             0.75%
 Fidelity VIP High Income Portfolio                      -6.09%   N/A            -5.20%
 Select Investment Grade Income Fund                    -14.86%   N/A           -14.43%
 Select Income Fund                                        N/A    N/A           -13.76%
 Government Bond Fund                                      N/A    N/A           -12.60%
 Money Market Fund                                         N/A    N/A            -9.10%



The inception date for the Sub-Accounts is: 12/15/98 for Select Aggressive Growth; Select Capital Appreciation; Select Value Opportunity; T. Rowe Price International Stock; Fidelity VIP Overseas; Select International Equity; DGPF International Equity; Fidelity VIP Growth; Select Growth; Select Strategic Growth; Core Equity; Equity Index; Fidelity VIP Equity-Income; Select Growth and Income; Fidelity VIP II Asset Manager; Fidelity VIP High Income; and Select Investment Grade Income.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
  SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1999
                         SINCE INCEPTION OF SUB-ACCOUNT
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.


                                                                         10 Years
                                                  One-Year              or Life of
                                                    Total         5     Sub-Account
 Underlying Fund                                   Return       Years    (if less)
 Select Aggressive Growth Fund                          37.41%   N/A           49.42%
 Select Capital Appreciation Fund                       24.24%   N/A           37.67%
 Select Value Opportunity Fund                          -5.56%   N/A            0.60%
 Select Emerging Markets Fund                             N/A    N/A           64.60%
 T. Rowe Price International Stock Portfolio            32.12%   N/A           37.32%
 Fidelity VIP Overseas Portfolio                        41.34%   N/A           45.44%
 Select International Equity Fund                       30.53%   N/A           35.65%
 DGPF International Equity Series                       14.72%   N/A           19.07%
 Fidelity VIP Growth Portfolio                          36.20%   N/A           43.61%
 Select Growth Fund                                     28.64%   N/A           38.22%
 Select Strategic Growth Fund                           15.02%   N/A           19.02%
 Core Equity Fund                                       28.17%   N/A           35.55%
 Equity Index Fund                                      19.33%   N/A           25.04%
 Fidelity VIP Equity-Income Portfolio                    5.37%   N/A           10.79%
 Select Growth and Income Fund                          17.36%   N/A           24.37%
 Fidelity VIP II Asset Manager Portfolio                10.09%   N/A           13.94%
 Fidelity VIP High Income Portfolio                      7.18%   N/A            7.82%
 Select Investment Grade Income Fund                    -1.86%   N/A           -1.68%
 Select Income Fund                                       N/A    N/A           -1.34%
 Government Bond Fund                                     N/A    N/A           -0.21%
 Money Market Fund                                        N/A    N/A            4.11%



The inception date for the Sub-Accounts is: 12/15/98 for Select Aggressive Growth; Select Capital Appreciation; Select Value Opportunity; T. Rowe Price International Stock; Fidelity VIP Overseas; Select International Equity; DGPF International Equity; Fidelity VIP Growth; Select Growth; Select Strategic Growth; Core Equity; Equity Index; Fidelity VIP Equity-Income; Select Growth and Income; Fidelity VIP II Asset Manager; Fidelity VIP High Income; and Select Investment Grade Income.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT



The following performance information is based on the periods that the Funds have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) Underwriting Class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                           10 Years
                                                   One-Year               or Life of
                                                    Total          5         Fund
 Underlying Fund                                    Return       Years     (if less)
 Select Aggressive Growth Fund                           23.21%  19.25%          17.29%
 Select Capital Appreciation Fund                        10.44%    N/A           17.15%
 Select Value Opportunity Fund                          -18.45%   9.43%           8.06%
 Select Emerging Markets Fund                            49.22%    N/A            6.39%
 T. Rowe Price International Stock Portfolio             18.08%  11.14%           9.64%
 Fidelity VIP Overseas Portfolio                         27.02%  13.29%           8.51%
 Select International Equity Fund                        16.54%  14.47%          11.64%
 DGPF International Equity Series                         1.21%   9.15%           8.41%
 Fidelity VIP Growth Portfolio                           22.04%  25.64%          16.84%
 Select Growth Fund                                      14.71%  24.98%          17.15%
 Select Strategic Growth Fund                             1.51%    N/A           -1.97%
 Core Equity Fund                                        14.25%  21.17%          14.27%
 Equity Index Fund                                        5.68%  23.71%          17.49%
 Fidelity VIP Equity-Income Portfolio                    -7.85%  14.53%          11.59%
 Select Growth and Income Fund                            3.77%  17.62%          12.54%
 Fidelity VIP II Asset Manager Portfolio                 -3.27%  11.54%          10.18%
 Fidelity VIP High Income Portfolio                      -6.09%   6.76%           9.50%
 Select Investment Grade Income Fund                    -14.86%   3.22%           4.88%
 Select Income Fund                                     -14.74%   2.74%           2.20%
 Government Bond Fund                                   -13.70%   2.04%           3.11%
 Money Market Fund                                       -8.94%   1.26%           2.49%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock, and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
  SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Funds have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.


                                                                        10 Years
                                                                        or Life
                                                  One-Year                of
                                                    Total         5      Fund
 Underlying Fund                                   Return       Years   (if less)
 Select Aggressive Growth Fund                          37.41%  22.23%   19.62%
 Select Capital Appreciation Fund                       24.24%    N/A    20.32%
 Select Value Opportunity Fund                          -5.56%  12.51%   10.57%
 Select Emerging Markets Fund                           64.24%    N/A    14.19%
 T. Rowe Price International Stock Portfolio            32.12%  14.19%   12.44%
 Fidelity VIP Overseas Portfolio                        41.34%  16.32%   10.43%
 Select International Equity Fund                       30.53%  17.49%   14.45%
 DGPF International Equity Series                       14.72%  12.23%   10.78%
 Fidelity VIP Growth Portfolio                          36.20%  28.58%   18.87%
 Select Growth Fund                                     28.64%  27.92%   19.48%
 Select Strategic Growth Fund                           15.02%    N/A     5.93%
 Core Equity Fund                                       28.17%  24.13%   16.27%
 Equity Index Fund                                      19.33%  26.65%   19.58%
 Fidelity VIP Equity-Income Portfolio                    5.37%  17.55%   13.56%
 Select Growth and Income Fund                          17.36%  20.61%   14.87%
 Fidelity VIP II Asset Manager Portfolio                10.09%  14.59%   12.13%
 Fidelity VIP High Income Portfolio                      7.18%   9.89%   11.43%
 Select Investment Grade Income Fund                    -1.86%   6.43%    6.73%
 Select Income Fund                                     -1.74%   5.96%    4.57%
 Government Bond Fund                                   -0.67%   5.28%    5.22%
 Money Market Fund                                       4.24%   4.53%    4.30%



The inception dates for the Underlying Funds are: 4/29/85 for Core Equity, Select Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for the Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts

February 1, 2000

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999    1998    1997
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.5  $  0.5  $ 22.8
     Universal life and investment product
       policy fees..............................   328.1   267.4   212.2
     Net investment income......................   150.2   151.3   164.2
     Net realized investment (losses) gains.....    (8.7)   20.0     2.9
     Other income...............................    36.9     0.6     1.4
                                                  ------  ------  ------
         Total revenues.........................   507.0   439.8   403.5
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   173.6   153.9   187.8
     Policy acquisition expenses................    49.8    64.6     2.8
     Sales practice litigation..................    --      21.0    --
     Loss from cession of disability income
       business.................................    --      --      53.9
     Other operating expenses...................   151.3   104.1   101.3
                                                  ------  ------  ------
         Total benefits, losses and expenses....   374.7   343.6   345.8
                                                  ------  ------  ------
 Income before federal income taxes.............   132.3    96.2    57.7
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE
     Current....................................    15.5    22.1    13.9
     Deferred...................................    30.5    11.8     7.1
                                                  ------  ------  ------
         Total federal income tax expense.......    46.0    33.9    21.0
                                                  ------  ------  ------
 Net income.....................................  $ 86.3  $ 62.3  $ 36.7
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,354.2 and $1,284.6)............................  $ 1,324.6  $ 1,330.4
     Equity securities at fair value (cost of $25.2 and
       $27.4)............................................       32.6       31.8
     Mortgage loans......................................      223.7      230.0
     Policy loans........................................      166.8      151.5
     Real estate and other long-term investments.........       25.1       23.6
                                                           ---------  ---------
         Total investments...............................    1,772.8    1,767.3
                                                           ---------  ---------
   Cash and cash equivalents.............................      132.9      217.9
   Accrued investment income.............................       36.0       33.5
   Deferred policy acquisition costs.....................    1,156.4      950.5
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      287.2      308.0
   Other assets..........................................       64.8       46.9
   Separate account assets...............................   14,527.9   11,020.4
                                                           ---------  ---------
         Total assets....................................  $17,978.0  $14,344.5
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,274.7  $ 2,284.8
     Outstanding claims and losses.......................       13.7       17.9
     Unearned premiums...................................        2.6        2.7
     Contractholder deposit funds and other policy
       liabilities.......................................       44.3       38.1
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,335.3    2,343.5
                                                           ---------  ---------
   Expenses and taxes payable............................      216.8      146.2
   Reinsurance premiums payable..........................       17.9       45.7
   Deferred federal income taxes.........................       94.8       78.8
   Separate account liabilities..........................   14,527.9   11,020.4
                                                           ---------  ---------
         Total liabilities...............................   17,192.7   13,634.6
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,524 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      407.9
   Accumulated other comprehensive (loss) income.........       (2.6)      24.1
   Retained earnings.....................................      361.7      275.4
                                                           ---------  ---------
         Total shareholder's equity......................      785.3      709.9
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,978.0  $14,344.5
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999     1998     1997
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   407.9    386.9    346.3
     Issuance of common stock...................    15.8     21.0     40.6
                                                  ------   ------   ------
     Balance at end of period...................   423.7    407.9    386.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    24.1     38.5     20.5
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........   (41.1)   (23.4)    27.0
         Benefit (provision) for deferred
           federal income taxes.................    14.4      9.0     (9.0)
                                                  ------   ------   ------
                                                   (26.7)   (14.4)    18.0
                                                  ------   ------   ------
     Balance at end of period...................    (2.6)    24.1     38.5
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   275.4    213.1    176.4
     Net income.................................    86.3     62.3     36.7
                                                  ------   ------   ------
     Balance at end of period...................   361.7    275.4    213.1
                                                  ------   ------   ------
         Total shareholder's equity.............  $785.3   $709.9   $641.0
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999    1998    1997
 -------------                                 ------  ------  ------
 Net income..................................  $ 86.3  $ 62.3  $36.7
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (41.1)  (23.4)  27.0
     Benefit (provision) for deferred federal
       income taxes..........................    14.4     9.0   (9.0)
                                               ------  ------  -----
         Other comprehensive (loss) income...   (26.7)  (14.4)  18.0
                                               ------  ------  -----
     Comprehensive income....................  $ 59.6  $ 47.9  $54.7
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  86.3  $  62.3  $  36.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........      8.7    (20.0)    (2.9)
         Net amortization and depreciation...     (2.3)    (7.1)   --
         Sales practice litigation expense...    --        21.0    --
         Loss from cession of disability
           income business...................    --       --        53.9
         Deferred federal income taxes.......     30.5     11.8      7.1
         Payment related to cession of
           disability income business........    --       --      (207.0)
         Change in deferred acquisition
           costs.............................   (169.7)  (177.8)  (181.3)
         Change in reinsurance premiums
           payable...........................    (31.5)    40.8      3.9
         Change in accrued investment
           income............................     (2.5)     0.7      3.5
         Change in policy liabilities and
           accruals, net.....................     (8.4)   193.1    (72.4)
         Change in reinsurance receivable....     20.7    (56.9)    22.1
         Change in expenses and taxes
           payable...........................     64.1     55.4      0.2
         Other, net..........................    (14.8)   (28.5)    (7.1)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........    (18.9)    94.8   (343.3)
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    330.9    187.0    909.7
     Proceeds from disposals of equity
       securities............................     30.9     53.3      2.4
     Proceeds from disposals of other
       investments...........................      0.8     22.7     23.7
     Proceeds from mortgages matured or
       collected.............................     30.5     60.1     62.9
     Purchase of available-for-sale fixed
       maturities............................   (415.5)  (136.0)  (579.7)
     Purchase of equity securities...........    (20.2)   (30.6)    (3.2)
     Purchase of other investments...........    (44.1)   (22.7)    (9.0)
     Purchase of mortgages...................    --       (58.9)   (70.4)
     Other investing activities, net.........      2.0     (3.9)   --
                                               -------  -------  -------
         Net cash (used in) provided by
           investing activities..............    (84.7)    71.0    336.4
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     14.6    --       --
     Proceeds from issuance of stock and
       capital paid in.......................      4.0     21.0     19.2
                                               -------  -------  -------
         Net cash provided by financing
           activities........................     18.6     21.0     19.2
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (85.0)   186.8     12.3
 Cash and cash equivalents, beginning of
  period.....................................    217.9     31.1     18.8
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $ 132.9  $ 217.9  $  31.1
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes paid.......................  $   4.4  $  36.2  $   5.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed it's ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $35.5 million and total benefits, losses and expenses of $24.4 million. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998 and for the month of December, 1997.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities," the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there was one property remaining in the Company's real estate portfolio, which is being actively marketed. This asset is carried at the estimated fair value less costs of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the year ended December 31, 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (an indirect wholly-owned subsidiary of Allmerica Financial Corporation) years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life insurance via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999, 1998 and 1997, SMAFCO contributed $4.0 million, $21.0 million, and $40.6 million respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.8     $ 0.8       $--       $    6.6
States and political subdivisions.......       2.7       0.2       --             2.9
Foreign governments.....................      48.8       1.6         1.5         48.9
Corporate fixed maturities..............   1,096.0      58.0        17.7      1,136.3
Mortgage-backed securities..............     131.3       5.8         1.4        135.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,284.6     $66.4       $20.6     $1,330.4
                                          ========     =====       =====     ========
Equity securities.......................  $   27.4     $ 8.9       $ 4.5     $   31.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million and $4.2 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   54.5   $   54.8
Due after one year through five years.......................     349.1      347.2
Due after five years through ten years......................     652.9      637.1
Due after ten years.........................................     297.7      285.5
                                                              --------   --------
Total.......................................................  $1,354.2   $1,324.6
                                                              ========   ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net (depreciation) appreciation, end of year................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

1998
Net appreciation, beginning of year.........................    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (16.2)       (14.3)      (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1       --             7.1
Benefit from deferred federal income taxes..................       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 12.7       $  7.8      $ 20.5
                                                                ------       ------      ------
Net appreciation on available-for-sale securities...........      24.3         12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)      --            (9.8)
Provision for deferred federal income taxes.................      (5.1)        (3.9)       (9.0)
                                                                ------       ------      ------
                                                                   9.4          8.6        18.0
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 22.1       $ 16.4      $ 38.5
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(3.1) million, $0.9 million, and $1.3 million in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. The real estate investment was obtained by an affiliate through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $234.6 million and $244.5 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $2.4 million and $3.3 million at December 31, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there was one property remaining in the Company's real estate portfolio which is being actively marketed. Depreciation is not recorded on this asset while it is held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $136.1  $129.2
  Residential...............................................    18.5    18.9
  Retail....................................................    28.3    37.4
  Industrial/warehouse......................................    51.1    59.2
  Other.....................................................     3.0     3.1
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 60.7  $ 55.5
  Pacific...................................................    76.2    80.0
  East North Central........................................    35.9    41.4
  Middle Atlantic...........................................    20.1    22.5
  New England...............................................    29.9    26.9
  West South Central........................................     1.9     6.7
  Other.....................................................    12.3    14.8
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows:
2000 -- $40.8 million; 2001 -- $6.3 million; 2002 -- $11.2 million; 2003 --
$0.5 million; 2004 -- $23.7 million; and $141.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $ 3.3       $(0.8)       $0.1         $2.4
                                                                =====       =====        ====         ====
1998
Mortgage loans..............................................    $ 9.4       $(4.5)       $1.6         $3.3
                                                                =====       =====        ====         ====
1997
Mortgage loans..............................................    $ 9.5       $ 1.1        $1.2         $9.4
Real estate.................................................      1.7         3.7         5.4        --
                                                                -----       -----        ----         ----
    Total...................................................    $11.2       $ 4.8        $6.6         $9.4
                                                                =====       =====        ====         ====

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $11.4 million and $15.3 million, with related reserves of $0.7 million and $1.5 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $14.3 million, $17.0 million and $19.8 million, with related interest income while such loans were impaired of $1.5 million, $2.0 million and $2.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  OTHER

At December 31, 1999 and 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $107.2  $107.7  $130.0
Mortgage loans..............................................    19.0    25.5    20.4
Equity securities...........................................     0.4     0.3     1.3
Policy loans................................................    12.4    11.7    10.8
Real estate and other long-term investments.................     4.0     4.8     4.9
Short-term investments......................................     9.5     4.2     1.4
                                                              ------  ------  ------
    Gross investment income.................................   152.5   154.2   168.8
Less investment expenses....................................    (2.3)   (2.9)   (4.6)
                                                              ------  ------  ------
    Net investment income...................................  $150.2  $151.3  $164.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 1999, the Company had fixed maturities with a carrying value of $0.8 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net income of $1.2 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.2 million, $12.6 million and $21.1 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $1.4 million and $1.9 million in 1999, 1998, and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.1 million, $1.8 million and $2.1 million in 1999, 1998 and 1997, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $0.9 million and $0.7 million in 1999 and 1998, respectively. There was no income from limited partnerships included in other long-term investments in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998   1997
-------------                                                 ------  -----  -----
Fixed maturities............................................  $(18.8) $(6.1) $ 3.0
Mortgage loans..............................................     0.8    8.0   (1.1)
Equity securities...........................................     8.5   15.7    0.5
Real estate and other.......................................     0.8    2.4    0.5
                                                              ------  -----  -----
Net realized investment (losses) gains......................  $ (8.7) $20.0  $ 2.9
                                                              ======  =====  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
1999
Fixed maturities............................................     $162.3      $ 2.7   $4.3
Equity securities...........................................     $ 30.4      $10.1   $1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0   $2.0
Equity securities...........................................     $ 52.6      $17.5   $0.9
1997
Fixed maturities............................................     $702.9      $11.4   $5.0
Equity securities...........................................     $  1.3      $ 0.5   $--

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(18.0) million, $(5.6) million and
 $10.2 million in 1999, 1998 and 1997, respectively)........  $(33.4) $ (8.2) $20.3
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(3.6) million,
 $3.4 million and $1.2 million in 1999, 1998 and 1997,
 respectively)..............................................    (6.7)    6.2    2.3
                                                              ------  ------  -----
Other comprehensive (loss) income...........................  $(26.7) $(14.4) $18.0
                                                              ======  ======  =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  132.9  $  132.9  $  217.9  $  217.9
  Fixed maturities..........................................   1,324.6   1,324.6   1,330.4   1,330.4
  Equity securities.........................................      32.6      32.6      31.8      31.8
  Mortgage loans............................................     223.7     222.8     230.0     241.9
  Policy loans..............................................     166.8     166.8     151.5     151.5
                                                              --------  --------  --------  --------
                                                              $1,880.6  $1,879.7  $1,961.6  $1,973.5
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,048.0  $1,014.9  $1,069.4  $1,034.6
  Supplemental contracts without life contingencies.........      25.0      25.0      21.0      21.0
  Other individual contract deposit funds...................      19.3      19.3      17.0      17.0
                                                              --------  --------  --------  --------
                                                              $1,092.3  $1,059.2  $1,107.4  $1,072.6
                                                              ========  ========  ========  ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1999   1998   1997
-------------                                                 -----  -----  -----
Federal income tax expense
  Current...................................................  $15.5  $22.1  $13.9
  Deferred..................................................   30.5   11.8    7.1
                                                              -----  -----  -----
Total.......................................................  $46.0  $33.9  $21.0
                                                              =====  =====  =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred income tax (asset) liability represents the tax effects of temporary differences:

DECEMBER 31,
(IN MILLIONS)                                                  1999     1998
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(233.7) $(205.1)
  Deferred acquisition costs................................    339.7    278.8
  Investments, net..........................................     (4.0)    12.5
  Litigation reserves.......................................     (4.3)    (7.4)
  Bad debt reserve..........................................    --        (0.4)
  Other, net................................................     (2.9)     0.4
                                                              -------  -------
Deferred tax liability, net.................................  $  94.8  $  78.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $360.4 million and $291.7 million at December 31, 1999 and 1998, respectively. Gross deferred income tax assets totaled $265.6 million and $212.9 million at December 31, 1999 and 1998, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $173.9 million, $145.4 million and $124.1 million in 1999, 1998 and 1997 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $48.6 million and $16.4 million at December 31, 1999 and 1998, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1999 and 1998 for the disability income business were $241.5 million and $230.8 million, respectively, traditional life were $9.7 million and $11.4 million, respectively, and universal and variable universal life were $36.0 million and $65.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 41.3  $ 45.5  $ 48.8
  Assumed...................................................    --      --       2.6
  Ceded.....................................................   (40.8)  (45.0)  (28.6)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $  0.5  $ 22.8
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $210.6  $204.0  $226.0
  Assumed...................................................    --      --       4.2
  Ceded.....................................................   (37.0)  (50.1)  (42.4)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $173.6  $153.9  $187.8
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Balance at beginning of year................................  $  950.5  $765.3  $632.7
  Acquisition expenses deferred.............................     219.5   242.4   184.2
  Amortized to expense during the year......................     (49.8)  (64.6)  (53.1)
  Adjustment to equity during the year......................      36.2     7.4   (10.2)
  Adjustment for cession of disability income insurance.....     --       --     (38.6)
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........     --       --      50.3
                                                              --------  ------  ------
Balance at end of year......................................  $1,156.4  $950.5  $765.3
                                                              ========  ======  ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $240.7 million and $233.3 million at December 31, 1999 and 1998. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Statutory net income........................................  $  5.0  $ (8.2) $ 31.5
Statutory shareholder's surplus.............................  $342.7  $312.2  $309.7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account III of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account III of Allmerica Financial Life Insurance and Annuity Company at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                                VEL ACCOUNT III
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                                                                      SELECT
                                               INVESTMENT                               GOVERNMENT  AGGRESSIVE   SELECT
                                    GROWTH    GRADE INCOME  MONEY MARKET  EQUITY INDEX     BOND       GROWTH     GROWTH
                                   ---------  ------------  ------------  ------------  ----------  ----------  ---------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $ 539,456   $  73,293     $1,865,113    $ 659,137    $ 191,506   $ 217,399   $ 450,811
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................         --          --             --           --           --          --          --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................         --          --             --           --           --          --          --
Investment in shares of Delaware
  Group Premium Fund.............         --          --             --           --           --          --          --
                                   ---------   ---------     ----------    ---------    ---------   ---------   ---------
  Total assets...................    539,456      73,293      1,865,113      659,137      191,506     217,399     450,811

LIABILITIES:                              --          --             --           --           --          --          --
                                   ---------   ---------     ----------    ---------    ---------   ---------   ---------
  Net assets.....................  $ 539,456   $  73,293     $1,865,113    $ 659,137    $ 191,506   $ 217,399   $ 450,811
                                   =========   =========     ==========    =========    =========   =========   =========

Net asset distribution by
  category:
  Variable life policies.........  $ 539,456   $  73,293     $1,865,113    $ 659,137    $ 191,506   $ 217,399   $ 450,811
                                   =========   =========     ==========    =========    =========   =========   =========

Units outstanding, December 31,
  1999...........................    392,718      74,602      1,791,540      522,011      191,907     142,958     321,548
Net asset value per unit,
  December 31, 1999..............  $1.373647   $0.982453     $ 1.041067    $1.262687    $0.997910   $1.520718   $1.402001

                                     SELECT                                SELECT
                                     GROWTH    SELECT VALUE   SELECT    INTERNATIONAL
                                   AND INCOME  OPPORTUNITY    INCOME       EQUITY
                                   ----------  ------------  ---------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $ 395,012    $ 144,602    $  36,376    $ 190,533
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................         --           --           --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................         --           --           --           --
Investment in shares of Delaware
  Group Premium Fund.............         --           --           --           --
                                   ---------    ---------    ---------    ---------
  Total assets...................    395,012      144,602       36,376      190,533
LIABILITIES:                              --           --           --           --
                                   ---------    ---------    ---------    ---------
  Net assets.....................  $ 395,012    $ 144,602    $  36,376    $ 190,533
                                   =========    =========    =========    =========
Net asset distribution by
  category:
  Variable life policies.........  $ 395,012    $ 144,602    $  36,376    $ 190,533
                                   =========    =========    =========    =========
Units outstanding, December 31,
  1999...........................    314,598      143,695       36,868      138,590
Net asset value per unit,
  December 31, 1999..............  $1.255607    $1.006309    $0.986649    $1.374794

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

                                                 SELECT      SELECT     SELECT     FIDELITY      FIDELITY     FIDELITY   FIDELITY
                                                CAPITAL     EMERGING   STRATEGIC      VIP           VIP          VIP        VIP
                                              APPRECIATION   MARKETS    GROWTH    HIGH INCOME  EQUITY-INCOME   GROWTH    OVERSEAS
                                              ------------  ---------  ---------  -----------  -------------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................   $ 166,402    $  61,644  $  52,257   $      --     $      --    $      --  $      --
Investments in shares of Fidelity Variable
  Insurance Products
  Funds (VIP)...............................          --           --         --     113,712       306,810      493,472    105,915
Investment in shares of T. Rowe Price
  International Series, Inc.................          --           --         --          --            --           --         --
Investment in shares of Delaware Group
  Premium Fund..............................          --           --         --          --            --           --         --
                                               ---------    ---------  ---------   ---------     ---------    ---------  ---------
  Total assets..............................     166,402       61,644     52,257     113,712       306,810      493,472    105,915

LIABILITIES:                                          --           --         --          --            --           --         --
                                               ---------    ---------  ---------   ---------     ---------    ---------  ---------
  Net assets................................   $ 166,402    $  61,644  $  52,257   $ 113,712     $ 306,810    $ 493,472  $ 105,915
                                               =========    =========  =========   =========     =========    =========  =========

Net asset distribution by category:
  Variable life policies....................   $ 166,402    $  61,644  $  52,257   $ 113,712     $ 306,810    $ 493,472  $ 105,915
                                               =========    =========  =========   =========     =========    =========  =========

Units outstanding, December 31, 1999........     119,189       37,450     43,573     105,121       275,696      338,220     71,636
Net asset value per unit, December 31,
  1999......................................   $1.396121    $1.646029  $1.199286   $1.081720     $1.112855    $1.459025  $1.478516

                                                FIDELITY     T. ROWE PRICE      DGPF
                                                 VIP II      INTERNATIONAL  INTERNATIONAL
                                              ASSET MANAGER      STOCK         EQUITY
                                              -------------  -------------  -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................    $      --      $      --      $      --
Investments in shares of Fidelity Variable
  Insurance Products
  Funds (VIP)...............................      165,757             --
Investment in shares of T. Rowe Price
  International Series, Inc.................           --         96,099
Investment in shares of Delaware Group
  Premium Fund..............................           --             --         60,308
                                                ---------      ---------      ---------
  Total assets..............................      165,757         96,099         60,308
LIABILITIES:                                           --             --             --
                                                ---------      ---------      ---------
  Net assets................................    $ 165,757      $  96,099      $  60,308
                                                =========      =========      =========
Net asset distribution by category:
  Variable life policies....................    $ 165,757      $  96,099      $  60,308
                                                =========      =========      =========
Units outstanding, December 31, 1999........      144,649         69,017         50,262
Net asset value per unit, December 31,
  1999......................................    $1.145926      $1.392400      $1.199871

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                            STATEMENTS OF OPERATIONS

                                                        GROWTH               INVESTMENT GRADE INCOME    MONEY MARKET
                                                 FOR THE       FOR THE        FOR THE       FOR THE       FOR THE
                                               YEAR ENDED       PERIOD      YEAR ENDED       PERIOD        PERIOD
                                              DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  1/11/99* TO
                                                  1999         12/31/98        1999         12/31/98      12/31/99
                                              -------------  ------------  -------------  ------------  ------------
INVESTMENT INCOME:
  Dividends.................................     $ 1,465         $ --         $ 3,032       $     1       $38,544

EXPENSES:
  Mortality and expense risk fees...........       1,957           --             351            --         6,838
                                                 -------         ----         -------       -------       -------
    Net investment income (loss)............        (492)          --           2,681             1        31,706
                                                 -------         ----         -------       -------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      17,579           --              28            --            --
  Net realized gain (loss) from sales of
    investments.............................         663           --            (417)           --            --
                                                 -------         ----         -------       -------       -------
    Net realized gain (loss)................      18,242           --            (389)           --            --
  Net unrealized gain (loss)................      54,380            5          (2,643)           (1)           --
                                                 -------         ----         -------       -------       -------

    Net realized and unrealized gain
      (loss)................................      72,622            5          (3,032)           (1)           --
                                                 -------         ----         -------       -------       -------
    Net increase (decrease) in net assets
      from
      operations............................     $72,130         $  5         $  (351)      $    --       $31,706
                                                 =======         ====         =======       =======       =======

                                                                           GOVERNMENT
                                                     EQUITY INDEX             BOND
                                                 FOR THE       FOR THE       FOR THE
                                               YEAR ENDED       PERIOD       PERIOD
                                              DECEMBER 31,   12/15/98* TO  3/15/99* TO
                                                  1999         12/31/98     12/31/99
                                              -------------  ------------  -----------
INVESTMENT INCOME:
  Dividends.................................     $ 3,508         $ --        $ 6,975
EXPENSES:
  Mortality and expense risk fees...........       2,841           --            822
                                                 -------         ----        -------
    Net investment income (loss)............         667           --          6,153
                                                 -------         ----        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................         504            1             --
  Net realized gain (loss) from sales of
    investments.............................       4,246           --           (226)
                                                 -------         ----        -------
    Net realized gain (loss)................       4,750            1           (226)
  Net unrealized gain (loss)................      62,033            2         (4,786)
                                                 -------         ----        -------
    Net realized and unrealized gain
      (loss)................................      66,783            3         (5,012)
                                                 -------         ----        -------
    Net increase (decrease) in net assets
      from
      operations............................     $67,450         $  3        $ 1,141
                                                 =======         ====        =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                               SELECT AGGRESSIVE GROWTH           SELECT GROWTH          SELECT GROWTH AND INCOME
                                                 FOR THE       FOR THE        FOR THE       FOR THE        FOR THE       FOR THE
                                               YEAR ENDED       PERIOD      YEAR ENDED       PERIOD      YEAR ENDED       PERIOD
                                              DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                  1999         12/31/98        1999         12/31/98        1999         12/31/98
                                              -------------  ------------  -------------  ------------  -------------  ------------
INVESTMENT INCOME:
  Dividends.................................     $    --         $ --         $   106         $ --         $ 2,230         $ --

EXPENSES:
  Mortality and expense risk fees...........         687           --           1,797           --           1,669           --
                                                 -------         ----         -------         ----         -------         ----
    Net investment income (loss)............        (687)          --          (1,691)          --             561           --
                                                 -------         ----         -------         ----         -------         ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................          --           --           6,761           --          13,222           --
  Net realized gain (loss) from sales of
    investments.............................       2,052           --           2,156           --             734           --
                                                 -------         ----         -------         ----         -------         ----
    Net realized gain (loss)................       2,052           --           8,917           --          13,956           --
  Net unrealized gain (loss)................      41,983            9          69,073           13          16,499            3
                                                 -------         ----         -------         ----         -------         ----

Net realized and unrealized gain (loss).....      44,035            9          77,990           13          30,455            3
                                                 -------         ----         -------         ----         -------         ----
    Net increase (decrease) in net assets
      from
      operations............................     $43,348         $  9         $76,299         $ 13         $31,016         $  3
                                                 =======         ====         =======         ====         =======         ====

                                                                             SELECT
                                               SELECT VALUE OPPORTUNITY      INCOME
                                                 FOR THE       FOR THE       FOR THE
                                               YEAR ENDED       PERIOD       PERIOD
                                              DECEMBER 31,   12/15/98* TO  2/19/99* TO
                                                  1999         12/31/98     12/31/99
                                              -------------  ------------  -----------
INVESTMENT INCOME:
  Dividends.................................     $    --         $  1        $ 1,513
EXPENSES:
  Mortality and expense risk fees...........         563           --            174
                                                 -------         ----        -------
    Net investment income (loss)............        (563)           1          1,339
                                                 -------         ----        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................       3,485           --            148
  Net realized gain (loss) from sales of
    investments.............................        (568)          --            (12)
                                                 -------         ----        -------
    Net realized gain (loss)................       2,917           --            136
  Net unrealized gain (loss)................      (2,071)           6         (1,644)
                                                 -------         ----        -------
Net realized and unrealized gain (loss).....         846            6         (1,508)
                                                 -------         ----        -------
    Net increase (decrease) in net assets
      from
      operations............................     $   283         $  7        $  (169)
                                                 =======         ====        =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                 SELECT INTERNATIONAL            SELECT CAPITAL         SELECT EMERGING
                                                        EQUITY                    APPRECIATION              MARKETS
                                                 FOR THE       FOR THE        FOR THE       FOR THE         FOR THE
                                               YEAR ENDED       PERIOD      YEAR ENDED       PERIOD         PERIOD
                                              DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO    2/8/99* TO
                                                  1999         12/31/98        1999         12/31/98       12/31/99
                                              -------------  ------------  -------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends.................................     $    --         $  1         $    --       $    --         $   171

EXPENSES:
  Mortality and expense risk fees...........         656           --             545            --             195
                                                 -------         ----         -------       -------         -------
    Net investment income (loss)............        (656)           1            (545)           --             (24)
                                                 -------         ----         -------       -------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................          --           --              80            14              --
  Net realized gain (loss) from sales of
    investments.............................       1,098           --           1,075            --           1,229
                                                 -------         ----         -------       -------         -------
    Net realized gain (loss)................       1,098           --           1,155            14           1,229
  Net unrealized gain (loss)................      31,395            5          23,692            (4)         13,226
                                                 -------         ----         -------       -------         -------

    Net realized and unrealized gain
      (loss)................................      32,493            5          24,847            10          14,455
                                                 -------         ----         -------       -------         -------
    Net increase (decrease) in net assets
      from
      operations............................     $31,837         $  6         $24,302       $    10         $14,431
                                                 =======         ====         =======       =======         =======


                                                SELECT STRATEGIC GROWTH     FIDELITY VIP HIGH INCOME
                                                 FOR THE       FOR THE        FOR THE       FOR THE
                                               YEAR ENDED       PERIOD      YEAR ENDED       PERIOD
                                              DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                  1999         12/31/98        1999         12/31/98
                                              -------------  ------------  -------------  ------------
INVESTMENT INCOME:
  Dividends.................................      $  146         $ --          $    8         $ --
EXPENSES:
  Mortality and expense risk fees...........         272           --             475           --
                                                  ------         ----          ------         ----
    Net investment income (loss)............        (126)          --            (467)          --
                                                  ------         ----          ------         ----
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................          --           --              --           --
  Net realized gain (loss) from sales of
    investments.............................          93           --               6           --
                                                  ------         ----          ------         ----
    Net realized gain (loss)................          93           --               6           --
  Net unrealized gain (loss)................       5,354            3           1,285           --
                                                  ------         ----          ------         ----
    Net realized and unrealized gain
      (loss)................................       5,447            3           1,291           --
                                                  ------         ----          ------         ----
    Net increase (decrease) in net assets
      from
      operations............................      $5,321         $  3          $  824         $ --
                                                  ======         ====          ======         ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                   FIDELITY VIP
                                                   EQUITY-INCOME             FIDELITY VIP GROWTH         FIDELITY VIP OVERSEAS
                                               FOR THE       FOR THE        FOR THE       FOR THE        FOR THE       FOR THE
                                             YEAR ENDED       PERIOD      YEAR ENDED       PERIOD      YEAR ENDED       PERIOD
                                            DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                1999         12/31/98        1999         12/31/98        1999         12/31/98
                                            -------------  ------------  -------------  ------------  -------------  ------------
INVESTMENT INCOME:
  Dividends...............................     $   151         $ --         $    23         $ --         $    79         $ --

EXPENSES:
  Mortality and expense risk fees.........       1,284           --           1,926           --             363           --
                                               -------         ----         -------         ----         -------         ----
    Net investment income (loss)..........      (1,133)          --          (1,903)          --            (284)          --
                                               -------         ----         -------         ----         -------         ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors....................         334           --           1,448           --             128           --
  Net realized gain (loss) from sales of
    investments...........................        (315)          --           4,602           --             696           --
                                               -------         ----         -------         ----         -------         ----
    Net realized gain (loss)..............          19           --           6,050           --             824           --
  Net unrealized gain (loss)..............      (1,550)           2          82,858            5          21,348            5
                                               -------         ----         -------         ----         -------         ----

Net realized and unrealized gain (loss)...      (1,531)           2          88,908            5          22,172            5
                                               -------         ----         -------         ----         -------         ----
    Net increase (decrease) in net assets
     from
      operations..........................     $(2,664)        $  2         $87,005         $  5         $21,888         $  5
                                               =======         ====         =======         ====         =======         ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  FIDELITY VIP II               T. ROWE PRICE             DGPF INTERNATIONAL
                                                   ASSET MANAGER             INTERNATIONAL STOCK                EQUITY
                                               FOR THE       FOR THE        FOR THE       FOR THE        FOR THE       FOR THE
                                             YEAR ENDED       PERIOD      YEAR ENDED       PERIOD      YEAR ENDED       PERIOD
                                            DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                1999         12/31/98        1999         12/31/98        1999         12/31/98
                                            -------------  ------------  -------------  ------------  -------------  ------------
INVESTMENT INCOME:
  Dividends...............................     $    90         $ --         $   334         $  1         $     7         $ --

EXPENSES:
  Mortality and expense risk fees.........         980           --             363           --             226           --
                                               -------         ----         -------         ----         -------         ----
    Net investment income (loss)..........        (890)          --             (29)           1            (219)          --
                                               -------         ----         -------         ----         -------         ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors....................         114           --           1,049           --              --           --
  Net realized gain (loss) from sales of
    investments...........................         577           --             744           --              96           --
                                               -------         ----         -------         ----         -------         ----
    Net realized gain (loss)..............         691           --           1,793           --              96           --
  Net unrealized gain (loss)..............      12,742            6          18,005            4           4,450            5
                                               -------         ----         -------         ----         -------         ----

Net realized and unrealized gain (loss)...      13,433            6          19,798            4           4,546            5
                                               -------         ----         -------         ----         -------         ----
    Net increase (decrease) in net assets
     from
      operations..........................     $12,543         $  6         $19,769         $  5         $ 4,327         $  5
                                               =======         ====         =======         ====         =======         ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        GROWTH               INVESTMENT GRADE INCOME    MONEY MARKET
                                               YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM   PERIOD FROM
                                              DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  1/11/99* TO
                                                  1999         12/31/98        1999         12/31/98      12/31/99
                                              -------------  ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............     $   (492)       $--          $ 2,681         $ 1        $   31,706
    Net realized gain (loss)................       18,242         --             (389)         --                --
    Net unrealized gain (loss)..............       54,380          5           (2,643)         (1)               --
                                                 --------        ---          -------         ---        ----------
    Net increase (decrease) in net assets
      from
      operations............................       72,130          5             (351)         --            31,706
                                                 --------        ---          -------         ---        ----------

  FROM POLICY TRANSACTIONS:
    Net premiums............................      112,664         --           30,847          --         4,808,418
    Terminations............................           --         --               --          --          (106,276)
    Insurance and other charges.............       (9,951)        --           (1,335)         --           (41,721)
    Transfers between sub-accounts
      (including fixed
      account), net.........................      364,727         71           43,934          42        (2,828,123)
    Other transfers from (to) the General
      Account...............................         (190)        --              156          --             1,109
                                                 --------        ---          -------         ---        ----------
    Net increase (decrease) in net assets
      from policy
      transactions..........................      467,250         71           73,602          42         1,833,407
                                                 --------        ---          -------         ---        ----------
    Net increase (decrease) in net assets...      539,380         76           73,251          42         1,865,113

NET ASSETS:
  Beginning of year.........................           76         --               42          --                --
                                                 --------        ---          -------         ---        ----------
  End of year...............................     $539,456        $76          $73,293         $42        $1,865,113
                                                 ========        ===          =======         ===        ==========

                                                                           GOVERNMENT
                                                     EQUITY INDEX             BOND
                                               YEAR ENDED    PERIOD FROM   PERIOD FROM
                                              DECEMBER 31,   12/15/98* TO  3/15/99* TO
                                                  1999         12/31/98     12/31/99
                                              -------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............     $    667        $--        $  6,153
    Net realized gain (loss)................        4,750          1            (226)
    Net unrealized gain (loss)..............       62,033          2          (4,786)
                                                 --------        ---        --------
    Net increase (decrease) in net assets
      from
      operations............................       67,450          3           1,141
                                                 --------        ---        --------
  FROM POLICY TRANSACTIONS:
    Net premiums............................      170,816         --           2,544
    Terminations............................           --         --              --
    Insurance and other charges.............      (15,306)        --          (2,662)
    Transfers between sub-accounts
      (including fixed
      account), net.........................      435,728         57         190,464
    Other transfers from (to) the General
      Account...............................          389         --              19
                                                 --------        ---        --------
    Net increase (decrease) in net assets
      from policy
      transactions..........................      591,627         57         190,365
                                                 --------        ---        --------
    Net increase (decrease) in net assets...      659,077         60         191,506
NET ASSETS:
  Beginning of year.........................           60         --              --
                                                 --------        ---        --------
  End of year...............................     $659,137        $60        $191,506
                                                 ========        ===        ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               SELECT AGGRESSIVE GROWTH           SELECT GROWTH          SELECT GROWTH AND INCOME
                                               YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM
                                              DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                  1999         12/31/98        1999         12/31/98        1999         12/31/98
                                              -------------  ------------  -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............     $   (687)       $--          $ (1,691)       $ --         $    561        $--
    Net realized gain (loss)................        2,052         --             8,917          --           13,956         --
    Net unrealized gain (loss)..............       41,983          9            69,073          13           16,499          3
                                                 --------        ---          --------        ----         --------        ---
    Net increase (decrease) in net assets
      from
      operations............................       43,348          9            76,299          13           31,016          3
                                                 --------        ---          --------        ----         --------        ---

  FROM POLICY TRANSACTIONS:
    Net premiums............................       38,723         --           113,415          --            1,740         --
    Terminations............................           --         --                --          --               --         --
    Insurance and other charges.............       (2,841)        --            (8,457)         --           (6,471)        --
    Transfers between sub-accounts
      (including fixed account), net........      138,539         85           268,757         141          368,497         42
    Other transfers from (to) the General
      Account...............................         (464)        --               643          --              185         --
                                                 --------        ---          --------        ----         --------        ---
    Net increase (decrease) in net assets
      from policy transactions..............      173,957         85           374,358         141          363,951         42
                                                 --------        ---          --------        ----         --------        ---
    Net increase (decrease) in net assets...      217,305         94           450,657         154          394,967         45

NET ASSETS:
  Beginning of year.........................           94         --               154          --               45         --
                                                 --------        ---          --------        ----         --------        ---
  End of year...............................     $217,399        $94          $450,811        $154         $395,012        $45
                                                 ========        ===          ========        ====         ========        ===

                                                                             SELECT
                                               SELECT VALUE OPPORTUNITY      INCOME
                                               YEAR ENDED    PERIOD FROM   PERIOD FROM
                                              DECEMBER 31,   12/15/98* TO  2/19/99* TO
                                                  1999         12/31/98     12/31/99
                                              -------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............     $   (563)       $  1        $ 1,339
    Net realized gain (loss)................        2,917          --            136
    Net unrealized gain (loss)..............       (2,071)          6         (1,644)
                                                 --------        ----        -------
    Net increase (decrease) in net assets
      from
      operations............................          283           7           (169)
                                                 --------        ----        -------
  FROM POLICY TRANSACTIONS:
    Net premiums............................       25,529          --         42,855
    Terminations............................           --          --             --
    Insurance and other charges.............       (2,245)         --           (616)
    Transfers between sub-accounts
      (including fixed account), net........      120,926         113         (5,600)
    Other transfers from (to) the General
      Account...............................          (11)         --            (94)
                                                 --------        ----        -------
    Net increase (decrease) in net assets
      from policy transactions..............      144,199         113         36,545
                                                 --------        ----        -------
    Net increase (decrease) in net assets...      144,482         120         36,376
NET ASSETS:
  Beginning of year.........................          120          --             --
                                                 --------        ----        -------
  End of year...............................     $144,602        $120        $36,376
                                                 ========        ====        =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       SELECT CAPITAL         SELECT EMERGING
                                   SELECT INTERNATIONAL EQUITY          APPRECIATION              MARKETS
                                    YEAR ENDED     PERIOD FROM    YEAR ENDED    PERIOD FROM     PERIOD FROM
                                   DECEMBER 31,   12/15/98* TO   DECEMBER 31,   12/15/98* TO    2/8/99* TO
                                       1999         12/31/98         1999         12/31/98       12/31/99
                                   -------------  -------------  -------------  ------------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................     $   (656)        $  1         $   (545)       $--           $   (24)
    Net realized gain (loss).....        1,098           --            1,155         14             1,229
    Net unrealized gain (loss)...       31,395            5           23,692         (4)           13,226
                                      --------         ----         --------        ---           -------
    Net increase (decrease) in
      net assets from
      operations.................       31,837            6           24,302         10            14,431
                                      --------         ----         --------        ---           -------

  FROM POLICY TRANSACTIONS:
    Net premiums.................       68,695           --           65,835         --            25,229
    Terminations.................           --           --               --         --                --
    Insurance and other
      charges....................       (2,656)          --           (2,161)        --              (773)
    Transfers between
      sub-accounts (including
      fixed account), net........       92,371          113           78,208         85            22,982
    Other transfers from (to) the
      General Account............          167           --              123         --              (225)
                                      --------         ----         --------        ---           -------
    Net increase (decrease) in
      net assets from policy
      transactions...............      158,577          113          142,005         85            47,213
                                      --------         ----         --------        ---           -------
    Net increase (decrease) in
      net assets.................      190,414          119          166,307         95            61,644

NET ASSETS:
  Beginning of year..............          119           --               95         --                --
                                      --------         ----         --------        ---           -------
  End of year....................     $190,533         $119         $166,402        $95           $61,644
                                      ========         ====         ========        ===           =======


                                     SELECT STRATEGIC GROWTH     FIDELITY VIP HIGH INCOME
                                    YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM
                                   DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                       1999         12/31/98        1999         12/31/98
                                   -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................     $  (126)        $--          $   (467)       $--
    Net realized gain (loss).....          93          --                 6         --
    Net unrealized gain (loss)...       5,354           3             1,285         --
                                      -------         ---          --------        ---
    Net increase (decrease) in
      net assets from
      operations.................       5,321           3               824         --
                                      -------         ---          --------        ---
  FROM POLICY TRANSACTIONS:
    Net premiums.................      54,141          --           109,655         --
    Terminations.................          --          --                --         --
    Insurance and other
      charges....................      (1,186)         --            (1,757)        --
    Transfers between
      sub-accounts (including
      fixed account), net........      (6,194)         71             4,913         43
    Other transfers from (to) the
      General Account............         101          --                34         --
                                      -------         ---          --------        ---
    Net increase (decrease) in
      net assets from policy
      transactions...............      46,862          71           112,845         43
                                      -------         ---          --------        ---
    Net increase (decrease) in
      net assets.................      52,183          74           113,669         43
NET ASSETS:
  Beginning of year..............          74          --                43         --
                                      -------         ---          --------        ---
  End of year....................     $52,257         $74          $113,712        $43
                                      =======         ===          ========        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   FIDELITY VIP
                                                   EQUITY-INCOME             FIDELITY VIP GROWTH         FIDELITY VIP OVERSEAS
                                             YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM
                                            DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                1999         12/31/98        1999         12/31/98        1999         12/31/98
                                            -------------  ------------  -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..........     $ (1,133)       $--          $ (1,903)       $--          $   (284)       $ --
    Net realized gain (loss)..............           19         --             6,050         --               824          --
    Net unrealized gain (loss)............       (1,550)         2            82,858          5            21,348           5
                                               --------        ---          --------        ---          --------        ----
    Net increase (decrease) in net assets
     from
      operations..........................       (2,664)         2            87,005          5            21,888           5
                                               --------        ---          --------        ---          --------        ----
  FROM POLICY TRANSACTIONS:
    Net premiums..........................       28,569         --            84,342         --            19,180          --
    Terminations..........................           --         --                --         --                --          --
    Insurance and other charges...........       (4,918)        --            (8,590)        --            (1,434)         --
    Transfers between sub-accounts
     (including fixed
      account), net.......................      285,793         43           330,648         71            66,162          98
    Other transfers from (to) the General
     Account..............................          (15)        --                (9)        --                16          --
                                               --------        ---          --------        ---          --------        ----
    Net increase (decrease) in net assets
     from policy
      transactions........................      309,429         43           406,391         71            83,924          98
                                               --------        ---          --------        ---          --------        ----
    Net increase (decrease) in net
     assets...............................      306,765         45           493,396         76           105,812         103

NET ASSETS:
  Beginning of year.......................           45         --                76         --               103          --
                                               --------        ---          --------        ---          --------        ----
  End of year.............................     $306,810        $45          $493,472        $76          $105,915        $103
                                               ========        ===          ========        ===          ========        ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                  FIDELITY VIP II               T. ROWE PRICE             DGPF INTERNATIONAL
                                                   ASSET MANAGER             INTERNATIONAL STOCK                EQUITY
                                             YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM    YEAR ENDED    PERIOD FROM
                                            DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO  DECEMBER 31,   12/15/98* TO
                                                1999         12/31/98        1999         12/31/98        1999         12/31/98
                                            -------------  ------------  -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..........     $   (890)       $ --         $   (29)        $  1         $  (219)        $ --
    Net realized gain (loss)..............          691          --           1,793           --              96           --
    Net unrealized gain (loss)............       12,742           6          18,005            4           4,450            5
                                               --------        ----         -------         ----         -------         ----
    Net increase (decrease) in net assets
     from
      operations..........................       12,543           6          19,769            5           4,327            5
                                               --------        ----         -------         ----         -------         ----
  FROM POLICY TRANSACTIONS:
    Net premiums..........................      114,502          --          51,581           --           8,720           --
    Terminations..........................           --          --              --           --              --           --
    Insurance and other charges...........       (4,097)         --          (1,432)          --            (882)          --
    Transfers between sub-accounts
     (including fixed
      account), net.......................       42,643         141          26,407           99          48,036           98
    Other transfers from (to) the General
     Account..............................           19          --            (330)          --               4           --
                                               --------        ----         -------         ----         -------         ----
    Net increase (decrease) in net assets
     from policy
      transactions........................      153,067         141          76,226           99          55,878           98
                                               --------        ----         -------         ----         -------         ----
    Net increase (decrease) in net
     assets...............................      165,610         147          95,995          104          60,205          103

NET ASSETS:
  Beginning of year.......................          147          --             104           --             103           --
                                               --------        ----         -------         ----         -------         ----
  End of year.............................     $165,757        $147         $96,099         $104         $60,308         $103
                                               ========        ====         =======         ====         =======         ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account III (VEL III) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on October 30, 1998 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain modified single premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL III are clearly identified and distinguished from the other assets and liabilities of the Company. VEL III cannot be charged with liabilities arising out of any other business of the Company.

    VEL III is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL III currently offers twenty-one Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of: Allmerica Investment Trust (the Trust), managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity
VIP) or the Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price), managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF), managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II,
T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund will be renamed Select Investment Grade Income Fund and AIT Growth Fund will be renamed Core Equity Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL III. Therefore, no provision for income taxes has been charged against VEL III.

                                VEL ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                               PORTFOLIO INFORMATION
                                                        -----------------------------------
                                                                                  NET ASSET
                                                         NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                      SHARES        COST      PER SHARE
--------------------                                    -----------  -----------  ---------
Growth................................................     162,928   $  485,071    $ 3.311
Investment Grade Income...............................      69,736       75,937      1.051
Money Market..........................................   1,865,113    1,865,113      1.000
Equity Index..........................................     162,349      597,102      4.060
Government Bond.......................................     189,422      196,292      1.011
Select Aggressive Growth..............................      63,735      175,407      3.411
Select Growth.........................................     147,855      381,725      3.049
Select Growth and Income..............................     204,352      378,510      1.933
Select Value Opportunity..............................      95,070      146,667      1.521
Select Income.........................................      38,170       38,020      0.953
Select International Equity...........................      93,812      159,133      2.031
Select Capital Appreciation...........................      81,053      142,714      2.053
Select Emerging Markets...............................      47,712       48,418      1.292
Select Strategic Growth...............................      46,410       46,900      1.126
Fidelity VIP High Income..............................      10,054      112,427     11.310
Fidelity VIP Equity-Income............................      11,933      308,358     25.710
Fidelity VIP Growth...................................       8,984      410,609     54.930
Fidelity VIP Overseas.................................       3,860       84,562     27.440
Fidelity VIP II Asset Manager.........................       8,878      153,009     18.670
T. Rowe Price International Stock.....................       5,047       78,090     19.040
DGPF International Equity.............................       3,237       55,853     18.630

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider and monthly administration and distribution charges. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased, subject to compliance with applicable state and federal requirements. This charge is deducted in the daily computation of unit values and is paid to the Company daily or monthly based on the Sub-Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of VEL III, and does not receive any compensation for sales of

                                VEL ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

VEL III policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any year for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL III satisfies the current requirements of the regulations, and it intends that VEL III will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL III during the year ended December 31, 1999 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Growth......................................................  $   561,229  $   76,892
Investment Grade Income.....................................      188,403     112,092
Money Market................................................    6,097,516   4,232,403
Equity Index................................................      756,716     163,918
Government Bond.............................................      232,163      35,645
Select Aggressive Growth....................................      203,642      30,372
Select Growth...............................................      575,897     196,469
Select Growth and Income....................................      465,190      87,456
Select Value Opportunity....................................      165,825      18,704
Select Income...............................................       49,866      11,834
Select International Equity.................................      173,931      16,010
Select Capital Appreciation.................................      169,922      28,382
Select Emerging Markets.....................................       55,121       7,932
Select Strategic Growth.....................................       49,725       2,989
Fidelity VIP High Income....................................      116,239       3,861
Fidelity VIP Equity-Income..................................      338,486      29,856
Fidelity VIP Growth.........................................      496,097      90,161
Fidelity VIP Overseas.......................................       93,478       9,710
Fidelity VIP II Asset Manager...............................      166,349      14,058
T. Rowe Price International Stock...........................      106,715      29,469
DGPF International Equity...................................       60,301       4,642
                                                              -----------  ----------
Totals......................................................  $11,122,811  $5,202,855
                                                              ===========  ==========

                                VEL ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.

PART II

UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.    Actuarial Consent
     2.    Opinion of Counsel
     3.    Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 1, 1996 authorizing the establishment of the VEL Account III was previously filed in Pre-Effective Amendment No. 1 on September 23, 1998, and is incorporated by reference herein.

          (2)  Not Applicable.

          (3) (a) Underwriting and Administrative Services Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

               (b) General Agent's Agreement was previously filed in Initial Registration Statement on July 3, 1998, and is incorporated by reference herein.

               (c) Compensation Schedule was previously filed in Initial Registration Statement on July 3, 1998, and is incorporated by reference herein.

          (4)  Not Applicable.

          (5)  (a)  Contract;

               (b)  Paid Up Life Insurance Option Rider;

               (c)  Life Insurance 1035 Exchange Rider; and

               (d) Guaranteed Death Benefit Rider, were all previously filed in Initial Registration Statement on July 3, 1998, and are incorporated by reference herein.

          (6) Organizational documents of the Company were previously filed on November 5, 1996

               Registration Statement No. 333-155569, and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

               (b) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance
                    Products Fund II Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

               (c) Amendment dated March 29, 2000 to the Delaware Group Premium Fund Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment
                    No. 11, and is incorporated by reference herein.

               (d) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

               (e) Fidelity Service Agreement as of November 1, 1995 was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein. An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, and a form of Fidelity Service Contract were previously filed on April 30, 1997 in Post-Effective Amendment No. 9 of the VEL II Account (Registration Statement No. 33-57792), and are incorporated by reference herein.

               (f) Service Agreement with Rowe Price-Fleming International, Inc. was filed on April 30, 1997 in Post-Effective Amendment No. 9 to Registration Statement No. 33-57792, and is incorporated by reference herein.

          (9) (a) BFDS Agreements for lockbox and mailroom services, effective January 1, 1997, were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of the VEL II Account (Registration Statement No. 33-57792), and are incorporated by reference herein.

               (b)  Directors' Power of Attorney is filed herewith.

         (10) Application was previously filed in Initial Registration Statement on July 3, 1998, and is incorporated by reference herein.

     2. Form of Contract and Contract riders are included in Exhibit 1(5) above.

     3. Opinion of Counsel is filed herewith.

     4. Not Applicable.

     5. Not Applicable.

     6. Actuarial Consent is filed herewith.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Initial Registration Statement on July 3, 1998, and is incorporated by reference herein.

     8. Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd day of April, 2000.
                               VEL ACCOUNT III OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                          By: /s/ Mary Eldridge
                                          ------------------------------
                                          Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                               Title                                         Date
----------                               -----                                         ----
/s/ Warren E. Barnes                     Vice President and Corporate Controller       April 3, 2000
--------------------------
Warren E. Barnes

Edward J. Parry III*                     Director, Vice President and Chief
--------------------------               Financial Officer

Richard M. Reilly*                       Director, President and Chief Executive
--------------------------               Officer

John F. O'Brien*                         Director and Chairman of the Board
--------------------------

Bruce C. Anderson*                       Director
--------------------------

Mark R. Colborn*                         Director and Vice President
--------------------------

John P. Kavanaugh*                       Director, Vice President and Chief
--------------------------               Investment Officer

J. Kendall Huber*                        Director, Vice President and General Counsel
--------------------------

J. Barry May*                            Director
--------------------------

James R. McAuliffe*                      Director
--------------------------

Robert P. Restrepo, Jr.*                 Director
--------------------------

Eric A. Simonsen*                        Director and Vice President
--------------------------

Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 2, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
--------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-58385)

                             FORM S-6 EXHIBIT TABLE


Exhibit 1(9)(b)            Directors' Power of Attorney

Exhibit 3                  Opinion of Counsel

Exhibit 6                  Actuarial Consent

Exhibit 8                  Consent of Independent Accountants